PRELIMINARY PROSPECTUS; SUBJECT TO COMPLETION
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

HEARTLAND GROUP, INC.

PROSPECTUS

May 1, 2008

This Prospectus contains information you should know about the following mutual fund portfolios of Heartland Group, Inc. (the "Funds") before you invest. Each Fund is a no-load fund. Investors pay no sales fees to purchase their shares. Investments for each of the Funds are selected on a value basis.

Heartland Select Value Fund

Its investment objective is long-term capital appreciation. This Fund seeks to achieve its objectives primarily through investing in a limited number of stocks of all market capitalization sizes.

Heartland Value Plus Fund

Its investment objectives are long-term capital appreciation and modest current income. This Fund seeks to achieve its objectives primarily through investing in a limited number of small company stocks that generally pay dividends.

Heartland Value Fund

Its investment objective is long-term capital appreciation. This Fund seeks to achieve its objective through investing in small company stocks.

Unless otherwise stated, the investment objectives discussed in this Prospectus and in the Funds’ Statement of Additional Information may be changed without shareholder approval.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Note to Investors: Effective May 1, 2008, current shares issued by the Funds were reclassified as "Investor Class Shares" and the Funds made "Institutional Class Shares" available to investors.

2

PRIVACY POLICY	47
FINANCIAL HIGHLIGHTS	48

An investment in a Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. Each Fund's share price will fluctuate.

3

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

THE HEARTLAND INVESTMENT PHILOSOPHY

HEARTLAND’S 10 PRINCIPLES OF VALUE INVESTING™
The essence of value investing is grounded in the time-tested approach outlined by Professors Benjamin Graham and David Dodd, co-authors of “Security Analysis,” the classic best seller on investment analysis. Since they pioneered this methodology in 1934, the Graham and Dodd philosophy has attracted a successful circle of disciples, including Heartland Advisors.

We define “value” according to our proprietary 10 Principles of Value Investing.™ For all three funds, we use the time-tested process to routinely evaluate the stocks we consider for purchase or sale against these distinct criteria:

At Heartland, value investing is our passion and sole focus. We are relentless bargain hunters analyzing overlooked and unpopular stocks which we believe sell at significant discounts to their true worth, or intrinsic value. In essence we view this discount as a means to afford potential appreciation while limiting downside risk.

1.	Catalyst for Recognition	We often find that a company’s stock is undervalued because it is:
2.	Low Price in Relation	•	Temporarily out of favor or oversold because of recent negative news events
3.	Low Price in Relation to Cash Flow	•	Underfollowed by Wall Street analysts
4.	Low Price in Relation to Book Value	•	Misunderstood by investors
5.	Financial Soundness	•	An emerging opportunity as yet undiscovered
6.	Positive Earnings Dynamics
7. 8. 9. 10.	Sound Business Strategy Capable Management and Insider Ownership Value of the Company Positive Technical Analysis
Since 1984, our disciplined, value investment philosophy and process of purchasing stocks which we believe are in the “bargain basement” has served fund shareholders well. We believe this is the most intelligent way to build an investors’ net worth.

Investment Consideration: Value-based investments may be subject to the risk that the broad market may not recognize their intrinsic value.

4

SELECT VALUE FUND

Investment Goal. The Select Value Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Fund invests primarily in common stocks whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value. The Fund holds a concentrated number (generally 40 to 60) of common stocks. Heartland Advisors uses its strict value criteria to identify securities it believes are reasonably priced in relation to its assessment of the underlying company’s intrinsic value. The Fund invests in companies of all sizes, although companies normally have market capitalizations in excess of $500 million at the time of purchase. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisors' perceptions of relative valuations, future prospects and market conditions.

Principal Risks. The principal risk of investing in the Select Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline. At times the Fund may invest in stocks of small or mid-sized companies, which are generally more volatile and less liquid than stocks of larger, more established companies.

As the Fund invests in a limited number of stocks (generally 40 to 60), a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

Who Should Consider Investing in the Fund? The Select Value Fund is designed for investors who seek long-term capital appreciation from a diversified, actively managed portfolio of stocks of companies of all sizes. The Fund's investment style is constructed to fit the core value portion of an investor's equity portfolio. The Fund is designed for investors who can accept the volatility and other investment risks of the broad-based equity markets, but want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Past Performance. The following tables show historical performance of the Select Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the total returns before taxes for the Fund's Investor Class Shares have varied from year to year for the past 10 years. Table II shows how the average annual total returns both before and after taxes for the Fund's Investor Class Shares compare to those of two different securities market indices. No average annual total return information is presented for the Fund's Institutional Class Shares because Institutional Class Shares were not available until May 1, 2008. Past performance (before and after taxes) does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Through November 30, 2001, Heartland Advisors voluntarily waived a portion of its fees. These waivers are no longer in effect. Without these waivers, the Fund's total returns prior to December 1, 2001 would have been lower.

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TABLE I
Select Value Fund - Investor Class Shares - Year-by-Year Total Returns

Best Quarter: 2nd Quarter of 2003 23.10%	Worst Quarter: 3rd Quarter of 2002 -20.18%

TABLE II
Select Value Fund - Average Annual Total Returns
(for the periods ended 12/31/07)
	1 Year	5 Years	10 Years	Life of Fund (since 10/11/96)
INVESTOR CLASS SHARES:
Return Before Taxes	4.02%	16.94%	11.51%	12.72%
Return After Taxes on Distributions	2.63%	16.24%	10.71%	11.83%
Return After Taxes on Distributions and Sale of Fund Shares	4.47%	14.94%	9.95%	11.03%
Russell 3000 Value Index (1) (reflects no deduction for fees, expenses or taxes)	-1.01%	14.69%	7.73%	10.65%
S&P 500 Index(2) (reflects no deduction for fees, expenses or taxes)	5.49%	12.83%	5.91%	8.74%

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(1)	The Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

(2)	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the United States representing 88 separate industries.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, after-tax returns are shown for only Investor Class Shares and after-tax returns for the Institutional Class Shares will vary.

The Fund first began offering Institutional Class Shares to investors on May 1, 2008, and therefore the Institutional Class Shares have no average annual return information for the year ended December 31, 2007.

Fees and Expenses of the Select Value Fund.  This summary describes the fees and expenses that you would pay if you buy and hold shares of the Select Value Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends/ distributions	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	2%(1)	2%(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Investor Class Shares	Institutional Class Shares
Management fees	0.75%	0.75%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.24%	0.24%(2)
Total annual Fund operating expenses	1.24%	0.99%(3)

7

EXAMPLE. (This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that (a) your investment has a 5% return each year, and (b) the Fund's total annual fund operating expenses remain the same as shown in the preceding table. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Fund may be higher or lower.)

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$126	$393	$681	$1,500
Institutional Class Shares	$101	$315	$547	$1,213

(1)
Subject to certain exceptions, you will be assessed an early redemption fee equal to 2% of the then-current net asset value of any shares of the Funds that are redeemed or exchanged within 10 days after they were purchased. See "Redeeming Shares - Early Redemption Fee." No redemption fee is imposed on the redemption of shares of a Fund that have been held for more than 10 days. In addition, you will be charged a service fee (currently $7.00) if you request that your redemption proceeds be wired to your bank account and a delivery charge (currently $12.00) if you request that your redemption proceeds be sent by express mail. In addition, redemptions through a broker-dealer or other financial intermediary may be subject to special fees and charges imposed by the broker-dealer or other intermediary.

(2)	“Other Expenses” for Institutional Class Shares are based on estimated amounts for the fiscal year ending December 31, 2008. Actual expenses may vary from those indicated.

(3)
The Advisor has voluntarily agreed to reduce its advisory fees with respect to the Institutional Class Shares of the Fund and reimburse service provider fees incurred by the Institutional Class Shares of the Fund, to the extent necessary to maintain the Institutional Class Shares’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets.

8

VALUE PLUS FUND

Investment Goal. The Value Plus Fund seeks long-term capital appreciation and modest current income.

Principal Investment Strategies. The Value Plus Fund invests primarily in a concentrated number (generally 30 to 60) of equity securities of small companies selected on a value basis. The Fund generally invests in dividend paying common stocks and may also invest, to a limited extent, in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $250 million and $4 billion at the time of purchase.

Principal Risks. The principal risk of investing in the Value Plus Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline.

The Fund invests in a limited number of stocks (generally 30 to 60). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

Investing in the equity securities of smaller companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. These risks generally increase as the size of the companies decreases. There is no assurance that the income-producing features of the securities in which the Fund invests will reduce the risks associated with investing in small companies or the Fund's volatility.

Who Should Consider Investing in the Fund? The Value Plus Fund is designed for investors who seek capital appreciation from small company stocks that may produce modest dividend income. It is designed for long-term investors who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Past Performance. The following tables show historical performance of the Value Plus Fund and provide some indication of the risks of investing in the Fund. Table I shows how the total returns before taxes for the Fund's Investor Class Shares have varied from year to year for the past 10 years. Table II shows how the average annual total returns both before and after taxes for the Fund's Investor Class Shares compare to those of two different securities market indices. No average annual total return information is presented for the Fund's Institutional Class Shares because Institutional Class Shares were not available until May 1, 2008. Past performance (before and after taxes) does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

9

TABLE I
Value Plus Fund - Investor Class Shares - Year-by-Year Total Returns

Best Quarter: 2nd Quarter of 2003 23.86%	Worst Quarter: 3rd Quarter of 2002 -17.59%

10

TABLE II
Value Plus Fund - Average Annual Total Returns
(for the periods ended 12/31/07)

	1 Year	5 Years	10 Years	Life of Fund (Since 10/26/93)
INVESTOR CLASS SHARES:
Return Before Taxes	4.73%	16.72%	8.79%	12.10%
Return After Taxes on Distributions	1.53%	15.40%	7.68%	10.41%
Return After Taxes on Distributions and Sale of Fund Shares	6.98%	14.66%	7.37%	9.99%
Russell 2000 Value Index(1) (reflects no deduction for fees, expenses or taxes)	-9.78%	15.80%	9.06%	11.70%
Russell 2000 Index(2) (reflects no deduction for fees, expenses or taxes)	-1.57%	16.25%	7.08%	9.53%

(1)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2)	The Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3,000 largest publicly traded U.S. companies.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, after-tax returns are shown for only Investor Class Shares and after-tax returns for the Institutional Class Shares will vary.

The Fund first began offering Institutional Class Shares to investors on May 1, 2008, and therefore the Institutional Class Shares have no average annual return information for the year ended December 31, 2007.

11

Fees and Expenses of the Value Plus Fund. This summary describes the fees and expenses that you would pay if you buy and hold shares of the Value Plus Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends/ distributions	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	2%(1)	2%(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Investor Class Shares	Institutional Class Shares
Management fees	0.70%	0.70%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.26%	0.26%(2)
Total annual Fund operating expenses	1.21%	0.96%(3)

EXAMPLE. (This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that (a) your investment has a 5% return each year, and (b) the Fund's total annual fund operating expenses remain the same as shown in the preceding table. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Fund may be higher or lower.)

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$123	$384	$665	$1,466
Institutional Class Shares	$98	$306	$531	$1,178

(1)
Subject to certain exceptions, you will be assessed an early redemption fee equal to 2% of the then-current net asset value of any shares of the Funds that are redeemed or exchanged within 10 days after they were purchased. See "Redeeming Shares - Early Redemption Fee." No redemption fee is imposed on the redemption of shares of a Fund that have been held for more than 10 days. In addition, you will be charged a service fee (currently $7.00) if you request that your redemption proceeds be wired to your bank account and a delivery charge (currently $12.00) if you request that your redemption proceeds be sent by express mail. In addition, redemptions through a broker-dealer or other financial intermediary may be subject to special fees and charges imposed by the broker-dealer or other intermediary.

12

(2)	“Other Expenses” for Institutional Class Shares are based on estimated amounts for the fiscal year ending December 31, 2008. Actual expenses may vary from those indicated.

(3)
The Advisor has voluntarily agreed to reduce its advisory fees with respect to the Institutional Class Shares of the Fund and reimburse service provider fees incurred by the Institutional Class Shares of the Fund, to the extent necessary to maintain the Institutional Class Shares’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets.

13

VALUE FUND

Investment Goal. The Value Fund seeks long-term capital appreciation through investing in small companies.

Principal Investment Strategies. The Value Fund invests primarily in common stocks of small companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, i.e., those with market capitalizations of less than $300 million at the time of purchase.

Principal Risks. The principal risk of investing in the Value Fund is that its share price and investment return will fluctuate, and you could lose money. Because the Fund invests in value stocks, it is subject to the risk that their intrinsic values may never be recognized by the broad market or that their prices may decline.

Investing in the equity securities of smaller companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. These risks generally increase as the size of the companies decrease.

Who Should Consider Investing in The Fund? The Value Fund is designed for investors who seek long-term capital appreciation from small company stocks. It is designed for investors who can tolerate the greater investment risk and market volatility associated with smaller companies. It is designed for investors who want an investment strategy that seeks to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

Past Performance. The following tables show historical performance of the Value Fund and provide some indication of the risks of investing in the Fund. Table I shows how the total returns before taxes for the Fund's Investor Class Shares have varied from year to year for the past 10 years. Table II shows how the average annual total returns both before and after taxes for the Fund's Investor Class Shares compare to those of two different securities market indices. No average annual total return information is presented for the Fund's Institutional Class Shares because Institutional Class Shares were not available until May 1, 2008. Past performance (before and after taxes) does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

14

TABLE I
Value Fund - Investor Class Shares -Year-by-Year Total Returns

Best Quarter: 2nd Quarter of 2003 35.42%	Worst Quarter: 3rd Quarter of 2002 -20.34%

TABLE II
Value Fund - Average Annual Total Returns
(for the periods ended 12/31/07)

	1 Year	5 Years	10 Years	Life of Fund (Since 12/28/84)
INVESTOR CLASS SHARES:
Return Before Taxes	-5.53%	18.02%	11.47%	14.74%
Return After Taxes on Distributions	-7.66%	15.84%	9.64%	12.63%
Return After Taxes on Distribution and Sale of Fund Shares	-1.02%	15.45%	9.51%	12.41%
Russell 2000 Value Index(1) (reflects no deduction for fees, expenses or taxes)	-9.78%	15.80%	9.06%	12.81%
Russell 2000 Index(2) (reflects no deduction for fees, expenses or taxes)	-1.57%	16.25%	7.08%	10.94%

15

(1)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2)	The Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3,000 largest publicly traded U.S. companies.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In addition, after-tax returns are shown for only Investor Class Shares and after-tax returns for the Institutional Class Shares will vary.

The Fund first began offering Institutional Class Shares to investors on May 1, 2008, and therefore the Institutional Class Shares have no average annual return information for the year ended December 31, 2007.

Fees and Expenses of the Value Fund. This summary describes the fees and expenses that you would pay if you buy and hold shares of the Value Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class Shares	Institutional Class Shares
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends/ distributions	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	2%(1)	2%(1)

16

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Investor Class Shares	Institutional Class Shares
Management fees	0.75%	0.75%
Distribution (12b-1) fees	0.25%	None
Other expenses	0.14%	0.14%(2)
Total annual Fund operating expenses	1.14%	0.89%(3)

EXAMPLE. (This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that (a) your investment has a 5% return each year, and (b) the Fund's total annual fund operating expenses remain the same as shown in the preceding table. The assumed return in the example does not represent actual or future performance, and your actual cost of investing in the Fund may be higher or lower.)

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$116	$362	$628	$1,386
Institutional Class Shares	$91	$284	$493	$1,096

(1)
Subject to certain exceptions, you will be assessed an early redemption fee equal to 2% of the then-current net asset value of any shares of the Funds that are redeemed or exchanged within 10 days after they were purchased. See "Redeeming Shares - Early Redemption Fee." No redemption fee is imposed on the redemption of shares of a Fund that have been held for more than 10 days. In addition, you will be charged a service fee (currently $7.00) if you request that your redemption proceeds be wired to your bank account and a delivery charge (currently $12.00) if you request that your redemption proceeds be sent by express mail. In addition, redemptions through a broker-dealer or other financial intermediary may be subject to special fees and charges imposed by the broker-dealer or other intermediary.

(2)	“Other Expenses” for Institutional Class Shares are based on estimated amounts for the fiscal year ending December 31, 2008. Actual expenses may vary from those indicated.

(3)
The Advisor has voluntarily agreed to reduce its advisory fees with respect to the Institutional Class Shares of the Fund and reimburse service provider fees incurred by the Institutional Class Shares of the Fund, to the extent necessary to maintain the Institutional Class Shares’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets.

17

INVESTMENT RETURNS

Portfolio Performance vs. Index Performance. The information about each Fund's past performance includes a comparison of the Fund's average annual total returns to a broad-based market index believed to be representative of the Fund's portfolio. An index is not available for a direct investment, and past performance cannot guarantee or predict future results. Unlike an index, each Fund is affected by operating expenses and cash flow activity caused by daily purchases and redemptions. In addition, a Fund's investment portfolio will differ from the index in terms of the specific securities it holds and in terms of the number and size of holdings or securities, their relative sector and industry weightings, the market capitalization of individual securities and the median capitalization of the index and the Fund overall. For these reasons, the performance of each Fund will vary from that of its comparative index. Fee waivers may have been in effect for the Funds during the periods in which performance information is presented. Without fee waivers, the Funds' returns and yields would have been lower.

Definitions. Total return measures the change in the share price of a Fund and assumes the reinvestment of dividends and capital gains. Cumulative total return is actual return for a given period, but does not indicate how much return fluctuated during the period. Average annual total return is the hypothetical constant annual return that would have produced a Fund's cumulative return for a given period. It should not be confused with actual annual returns, the sum of which over a given period produces a Fund's cumulative total return. After-tax returns measure the impact of assumed federal income taxes calculated using the highest historical individual federal marginal rates. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period. After tax returns do not reflect state or local taxes and actual after tax returns depend on the investor's tax situation and may differ from those shown.

18

MANAGEMENT OF THE FUNDS

HEARTLAND GROUP

The Funds are mutual fund series of Heartland Group, Inc. ("Heartland"). Each of the Investor Class and Institutional Class Shares of the Funds offered by this Prospectus are "no-load". Only Investor Class and Institutional Class Shares have been authorized at this time.

Under applicable law, the Board of Directors is responsible for management of Heartland and provides broad supervision over its affairs. Pursuant to Heartland's Bylaws, the Board delegates day-to-day responsibility for the management of the Funds to Heartland's officers. The Board meets regularly to review the Funds' investments, performance and expenses. It elects the officers of Heartland and hires the Funds' service providers, including the Funds' investment advisor, transfer agent and distributor. As a matter of policy, Heartland requires that 75% of its Board members and the Chairman of the Board be independent of the Funds' investment advisor, transfer agent and distributor.

Heartland, Heartland Advisors, Inc. (Heartland's investment advisor), and ALPS Distributors, Inc. (Heartland's distributor), each have adopted a code of ethics designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interests of their respective directors, officers and employees. Under their respective codes, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds.

HEARTLAND ADVISORS

Founded in 1983 by William (“Bill”) J. Nasgovitz, Heartland Advisors, Inc., America's Value Investor® , is an independent firm indirectly owned by its employees through Heartland Holdings, Inc. Heartland Advisors manages the Funds' investments subject to the authority of and supervision by the Board of Directors of Heartland. Heartland Advisors also provides various administrative services to the Funds. In addition to managing the Heartland family of equity mutual funds, Heartland Advisors provides investment advisory services to individuals, institutions and retirement plans. As of March 31, 2008, Heartland Advisors had approximately $____________ billion of assets under its discretionary management. Its principal offices are located at, and its mailing address is, 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202.

PORTFOLIO MANAGERS

Select Value Fund. The Select Value Fund is managed by a team of investment professionals, consisting of David C. Fondrie, Hugh F. Denison, Theodore D. Baszler and William “Will”) R. Nasgovitz. The team jointly develops and implements investment strategies for the Select Value Fund.

Mr. Fondrie, a Certified Public Accountant (CPA), has served as a portfolio manager of the Select Value Fund since March 2004. Mr. Fondrie, who also serves as Portfolio Manager for advisory clients, is a Senior Vice President and Director of Heartland Advisors, and since May 2006 has served as Chief Executive Officer of Heartland. Mr. Fondrie has served as Director of Equity Research for Heartland Advisors since 2001, having joined the firm in December 1994 as an Equity Research Analyst. Previously, he had been President of Casino Resource Corporation from 1993 to 1994, Executive Vice President and Chief Financial Officer of Ransomes, Inc. from 1987 to 1991, and a Senior Manager and in other capacities with PricewaterhouseCoopers, LLP from 1976 to 1987.

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Mr. Denison has served as a portfolio manager of the Select Value Fund since March 2004. He has also served as a portfolio manager of the Value Fund since May 2006. Mr. Denison, who also serves as Portfolio Manager for advisory clients, is a Senior Vice President for Heartland Advisors. He previously was Shareholder Ombudsman for Heartland Advisors from January 1996 to March 2004. Mr. Denison served as Vice President, Director of Research and Portfolio Manager for Heartland Advisors from 1988 to 1996. Mr. Denison was also a Director of Heartland Group, Inc. from May 1989 to November 2003.

Mr. Baszler, a Certified Public Accountant (CPA) and Chartered Financial Analyst (CFA), has served as a portfolio manager of the Select Value Fund since March 2004. He has been a Portfolio Manager for advisory clients of Heartland Advisors since 2001, after serving as a Research Analyst and Associate Portfolio Manager from 2000 to 2001 and a Senior Mutual Funds Accountant from 1994 to 2000. Prior to joining Heartland Advisors, Mr. Baszler had been a Senior Investment Accountant with Firstar Trust Company from 1990 to 1994.

Mr. Will Nasgovitz has served as a portfolio manager of the Select Value Fund since May 2006 after serving as a Research Analyst from 2004 to 2006 and a Research Associate from November 2003 to 2004. Prior to joining Heartland Advisors, Mr. Will Nasgovitz had been a Senior Research Associate with Capital Markets Group, Cambridge Associates from 2000 to 2002. Mr. Will Nasgovitz is the son of Mr. Bill Nasgovitz, President and Director of the Heartland Funds and portfolio manager of the Value Fund.

Value Plus Fund. The Value Plus Fund is managed by a team of investment professionals, which consists of Bradford A. Evans, Michael D. Petroff and Adam J. Peck. The team jointly develops and implements investment strategies for the Value Plus Fund.

Mr. Evans, a Chartered Financial Analyst (CFA), has served as a portfolio manager of the Value Plus Fund since May 2006. He has also served as a portfolio manager of the Value Fund since June 2004. Mr. Evans is a Vice President and Portfolio Manager for Heartland Advisors, having rejoined the firm in June 2004 after serving as Vice President and Research Analyst for High Rock Capital, LLC from April 2001 to June 2004. He had previously been employed by Heartland Advisors from January 1996 to April 2001, first as a Research Associate and then as a Research Analyst.

Mr. Petroff has been with Heartland Advisors since 2006 and currently holds the position of Vice President - Institutional Sales and Portfolio Manager. Prior to joining Heartland Advisors, Mr. Petroff was Vice President-Institutional Equity Sales for Robert W. Baird & Co., Inc. from 2003 to 2006 and was a Vice President in the Financial Sponsors Group for Deutsche Bank AG (previously BT Securities, Inc.) from 1995 to 2002.

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Mr. Peck, a Chartered Financial Analyst (CFA), has been with Heartland Advisors since 2006 as a research analyst. Mr. Peck was a founding partner at Coral Gables Financial Corporation and was a Senior Investment Analyst there in 2004. Previously he was a Senior Investment Associate at Northern Trust Bank of Florida from 2000 to 2004.

Value Fund. The Value Fund is managed by a team of investment professionals, which currently consists of Bill Nasgovitz, Hugh F. Denison and Bradford A. Evans. The team jointly develops and implements investment strategies for the Value Fund.

Mr. Bill Nasgovitz has been a portfolio manager of the Value Fund since commencement of its operations in 1984. Mr. Bill Nasgovitz also serves as Portfolio Manager for advisory clients and has been President and Chief Executive Officer of Heartland Advisors since founding it in 1983 and is the President and a Director of Heartland.

Mr. Denison has served as a portfolio manager of the Value Fund since May 2006. He has also served as a portfolio manager of the Select Value Fund since March 2004. Mr. Denison, who also serves as portfolio manager for advisory clients, is a Senior Vice President for Heartland Advisors. He previously was Shareholder Ombudsman for Heartland Advisors from January 1996 to March 2004. Mr. Denison served as Vice President, Director of Research and Portfolio Manager for Heartland Advisors from 1988 to 1996. Mr. Denison was also a director of Heartland Group, Inc. from May 1989 to November 2003.

Mr. Evans, a Chartered Financial Analyst (CFA), has served as a portfolio manager of the Value Fund since June 2004. He has also served as a portfolio manager of the Value Plus Fund since May 2006. Mr. Evans is a Vice President and Portfolio Manager for Heartland Advisors, having rejoined the firm in June 2004 after serving as Vice President and Research Analyst for High Rock Capital, LLC from April 2001 to June 2004. He had previously been employed by Heartland Advisors from January 1996 to April 2001, first as a Research Associate and then as a Research Analyst.

The Statement of Additional Information (SAI) for the Funds provides additional information about the portfolio managers' compensation, other accounts they manage and the portfolio managers' ownership of shares of the Funds.

Fund Ownership by Employees of Heartland Advisors. As of December 31, 2007, employees of Heartland Advisors, including the portfolio managers of the Funds, had more than $18 million invested across all of the Funds, which includes shares held directly and in retirement accounts. Heartland's independent directors are also invested in the Funds.

Management Fee and Expense Limitation. For Heartland Advisors' investment management services, each of the Funds pays an annual fee, accrued daily and paid monthly, computed as a percentage of each Fund's average daily net assets. For the fiscal year ended December 31, 2007, the each Fund paid the following advisory fees, which are set forth as a percentage of the particular Fund’s average daily net assets:

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Fund	Advisory Fee
Select Value Fund	0.75% (on the average daily net assets up to $1 billion) 0.70% (on the average daily net assets in excess of $1 billion)
Value Plus Fund	0.70%
Value Fund	0.75%

The Advisor has voluntarily agreed to reduce its advisory fees with respect to the Institutional Class Shares of each Fund and reimburse service provider fees incurred by the Institutional Class Shares of each Fund, to the extent necessary to maintain the “Net Annual Operating Expenses” of each Fund’s Institutional Class Shares at a ratio of 0.99% of average daily net assets.

From time to time, Heartland Advisors may waive fees paid to it by a Fund and/or pay other Fund ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent necessary to ensure that the Fund's total annual ordinary operating expenses do not exceed a certain percentage of average net assets. Heartland Advisors may modify or discontinue these waivers and/or reimbursements at any time without notice. Waivers and reimbursements have the effect of lowering a Fund's overall expense ratio and increasing the Fund's overall return to investors.

A discussion regarding the basis for the Board of Directors approving the investment management contracts of the Funds is available in Heartland’s most recent Semiannual Report to Shareholders.

Rule 12b-1 Fees. Each Fund has adopted a reimbursement plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, whereby each Fund pays the Fund’s principal underwriter and distributor, ALPS Distributors, Inc. (the “Distributor”), a fee (a “Rule 12b-1 Fee”) which is calculated and paid monthly at an annual rate of up to 0.25% of the average daily net assets of that Fund’s shares. Any amount of such payment not paid by the Distributor during a Fund’s fiscal year for distributing and servicing the Fund’s shares shall be reimbursed by the Distributor to the Fund as soon as practicable after the end of the fiscal year. The table below shows the rate of the Rule 12b-1 Fee for each class of shares of each Fund.

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Name of Fund	Investor Class Shares	Institutional Class Shares
Select Value Fund	0.25%	None
Value Plus Fund	0.25%	None
Value Fund	0.25%	None

All or a portion of these fees may be paid, pursuant to contractual commitments, to brokers, dealers, banks and others who provide various services to its customers who hold shares of a Fund. Among others, these may include services such as: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising and sales literature; and (4) preparing account statements and confirmations. Because the fee is paid out of a Fund's assets on an ongoing basis, fees paid under the Rule 12b-1 plan will increase the cost of your investment in Investor Class Shares and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

Heartland Advisors, the Distributor or their affiliates may, from their own assets, respectively, make cash payments to some, but not all brokers, dealers or financial intermediaries for shareholder services, and as an incentive to sell shares of a Fund and/or promote retention of their customer’s assets in the Funds.  These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales.  Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, recordkeeping, sub-accounting and other administrative services to their customers in connection with investments in the Funds.  Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on preferred or recommended lists and for granting the Distributor or Heartland Advisors access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediaries. These fees may be in addition to any distribution, administrative or shareholder servicing fees or other fees or charges paid from the Funds' assets to these financial intermediaries or by shareholders directly.

From time to time, and in accordance with applicable rules and regulations, Heartland Advisors may also provide non-cash compensation, such as gifts, meals, tickets or event sponsorship, to representatives of various intermediaries who sell Fund shares or provide services to Fund shareholders. The receipt of these fees and/or non-cash compensation may provide an incentive to a financial intermediary, or its representatives, to favor sales of a Heartland Fund over sales of other financial products. These arrangements will not, however, change the price a shareholder pays for Fund shares or the amount that a Fund receives to invest on behalf of the shareholder.

Litigation. On January 25, 2008, Heartland Advisors, William J. Nasgovitz (President of Heartland Advisors, President and a director of the Funds and a portfolio manager), Paul T. Beste (Chief Operating Officer of Heartland Advisors and Vice President and Secretary of the Funds), Kevin D. Clark (Senior Vice President and portfolio manager of Heartland Advisors) and Hugh F. Denison (a portfolio manager and Senior Vice President of Heartland Advisors) (Heartland Advisors, Nasgovitz, Beste, Clark and Denison collectively referred to herein as the “Respondents”) and certain others no longer associated with the Funds, reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved the issues resulting from the SEC’s investigation of Heartland Advisors’ pricing of certain bonds owned by the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (collectively the “HY Bond Funds”), and Heartland Advisors’ disclosures to the Funds’ Board of Directors and investors concerning Heartland Advisors’ efforts to evaluate bond issuers in connection with the operation of the HY Bond Funds during calendar year 2000. The Respondents do not admit or deny any wrongdoing and the settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC’s administrative order involves, among other things: (i) findings by the SEC that the Respondents violated certain federal securities laws; (ii) a cease and desist order against the Respondents; (iii) a censure of the Respondents (other than Mr. Denison); (iv) payment by the Respondents (other than Mr. Denison) of disgorgement of $1; and (v) civil money penalties against the Respondents (other than Mr. Denison) as follows: Heartland Advisors and Mr. Nasgovitz, jointly and severally, $3.5 million; Mr. Beste, $95,000; and Mr. Clark, $25,000. In connection with this administrative settlement, the SEC’s civil complaint against the Respondents was dismissed.

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PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS

Heartland Advisors, America's Value Investor® , selects investments for the Funds that it believes are undervalued as measured by a set of criteria known as Heartland Advisors' 10 Principles of Value Investing™. The portfolios of the Heartland Funds are actively managed. Although no one can predict a Fund's future performance, Heartland Advisors believes that the "value" style of investing will outperform the "growth" style of investing over extended periods, which may include bear markets as well as volatile or "sideways moving" markets. The value style may under perform in markets that favor faster growing companies.

This section of the Prospectus describes general investment strategies and investment risks common to all of the Funds. For a description of the principal investment strategies and investment risks unique to each Fund, please refer to the earlier section in this Prospectus captioned "Risk/Return Summary: Investments, Risks and Performance."

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VALUE INVESTING THE HEARTLAND WAY

Heartland Advisors defines “value” according to its proprietary 10 Principles of Value Investing™ — a process through which they routinely evaluate the stocks considered for purchase or sale against these distinct criteria:

•	Catalyst for Recognition
To maximize long-term gains, we look beyond simply discovering undervalued stocks. We also identify specific catalysts that we believe will cause a stock’s price to rise, closing the gap between a current stock price and the true worth of the underlying company.

•	Low Price in Relation to Earnings
Historically, low price/earnings (P/E) stocks have outperformed the overall market and provided investors with less downside risk relative to other equity investment strategies.

•	Low Price in Relation to Cash Flow
Strong cash flows give a company greater financial flexibility - and in the hands of capable management, can be the foundation for stronger earnings and, in turn, higher stock prices.

•	Low Price in Relation to Book Value
Book value is a company’s total assets minus liabilities. We believe low Price/Book Value stocks offer investors downside risk protection. A low Price/Book Value often suggests sentiment about a stock or sector is overly negative.

•	Financial Soundness
We prefer investing in companies that are not encumbered by long-term debt. During difficult periods, such low-debt companies are able to direct cash flow to investments in operations, not interest expense.

•	Positive Earnings Dynamics
Quite simply, we favor companies with improving earnings and upwardly trending earnings estimates. After all, we believe earnings drive stock prices.

•	Sound Business Strategy
To evaluate management’s strategy for growing their business, our investment professionals meet face-to-face with scores of CEOs, CFOs and VPs. It is also typical for us to speak with customers, suppliers and competitors.

•	Capable Management and Insider Ownership
Capable management means effectively implementing sound business strategies. In addition, we believe meaningful and increasing stock ownership by company officers and directors is tangible evidence of their personal commitment. Moreover, it aligns their long-term interest with the shareholders’ interest.

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•	Value of the Company
We routinely ask whether each stock is a compelling value relative to others in its industry. To answer this, we use a number of traditional parameters such as Price/Earnings, Price/Cash Flow and Price/Book Value, but that is just the beginning of our analysis. We also evaluate the value of a franchise or brand name that cannot be replicated and search for other hidden assets not yet recognized by the market.

•	Positive Technical Analysis
Having identified stocks that we believe are undervalued - and have potential for price appreciation - we use technical analysis as a tool for avoiding those investments that may already be subject to undue speculation. We are attracted to stocks that have “bases”, trading within a narrow price range which has typically followed a down trend, or bear market.

Although the Funds use the same evaluation criteria in selecting securities for their portfolios, the Funds do not necessarily own the same securities. The Funds have different investment objectives and principal strategies that cause the Funds' holdings to differ. The Funds also have different portfolio managers who exercise independent judgment.

SMALLER COMPANY SECURITIES

Equity securities of the smaller companies in which the Select Value, Value Plus and Value Funds invest involve a higher degree of risk than investments in the broad-based equity markets. In general, the prices of the securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. Smaller companies may have lower revenues, limited product lines, less management depth, and a lower share of the market for their products or services as compared to larger companies, any or all of which could give rise to their greater risk. A significant percentage of the outstanding shares of a smaller company may also be held by management, which could cause management to have a greater influence over actions requiring shareholder approval. A Fund's position in securities of a smaller company may be substantial in relation to the public market for such securities. As a result, it may be difficult at times for a Fund to dispose of such securities at prevailing market prices in order to meet redemptions or other cash needs. The risks of investing in smaller companies generally increase as the size of the companies decreases, and vice versa. The Value Fund may hold a significant number of investments in small company securities which represent more than 5% of the outstanding voting securities of the issuer.

Market Capitalizations of Portfolio Securities. The following table shows the median and weighted average market capitalizations as of December 31, 2007, for the companies whose equity securities are owned by the Funds and for the companies included in the indices that are benchmarks for each of those Funds.

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Market Capitalization of Common Stocks Held by the Funds (as of 12/31/07)

	Median	Weighted Average
Select Value Fund	$5,084 million	$25,833 million
Russell 3000 Value Index	$955 million	$106,382 million
S&P 500 Index	$12,739 million	$107,750 million
Value Plus Fund	$662 million	$1,138 million
Value Fund	$168 million	$605 million
Russell 2000 Value Index	$547 million	$1,183 million
Russell 2000 Index	$580 million	$1,363 million

TEMPORARY POSITIONS

Under adverse market, economic, political or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, each Fund may temporarily invest, without limitation, in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short term corporate debt securities, variable rate demand notes, Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent a Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested. The level of liquid reserves in the Funds may vary significantly due to differences in investment judgments made by their portfolio managers.

OTHER INVESTMENT STRATEGIES AND INVESTMENT RISKS

In addition to the principal investment strategies discussed above in this Prospectus, each Fund may engage in other non-principal investment strategies discussed below and in its Statement of Additional Information. Unless otherwise stated, investment policies and limitations set forth below and elsewhere in this Prospectus or the Statement of Additional Information that are described in terms of percentages apply at the time of purchase of a security.

Change or Influence Control over Portfolio Companies. As a passive investor in a portfolio company, each Fund may communicate its views as a shareholder on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. However, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets, or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of changing or influencing control of management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

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Investing for purposes of changing or influencing control of management could result in additional expense to a Fund, including expenses associated with operational or regulatory requirements and the ongoing cost of potential litigation. It could also restrict a Fund's ability to freely dispose of the securities of a portfolio company with respect to which it is deemed to be investing to affect control, which might adversely affect the Fund's liquidity as well as the sale price of those securities. Finally, greater public disclosure is required regarding a Fund's investment and trading strategies in regulatory filings relating to such securities.

It is expected that a Fund would make investments for purposes of changing or influencing control only on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

Illiquid Securities. No Fund will purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities. The term "illiquid security" includes any security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it. Each Fund may invest in financial instruments that are purchased in private placements (that is, transactions in which securities have not been registered under federal law) and that are subject to restrictions on resale as a matter of contract or law. Private placements are not publicly traded and may be difficult to sell. Because there is generally no public market for these securities, there may be less information publicly available and thus it may be difficult to determine their fair value. Securities issued pursuant to a private placement exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), may be determined to be liquid by the Heartland Board of Directors. Securities that are not deemed to be illiquid under guidelines established by the Board of Directors are not subject to a Fund's limitation on illiquid securities. Absent such determinations, such securities, and repurchase agreements maturing in more than seven days, are considered liquid.

Foreign Securities. Each Fund may invest in foreign securities (including depository receipts) traded both within and, to a lesser degree, outside of the United States. Investments in foreign securities may be subject to certain risks in addition to those normally associated with domestic stocks. These risks are greater with respect to companies domiciled in developing countries.

Such risks include adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; difficulties in enforcing legal rights (particularly with regard to depository receipts in which the holders may not have the same rights as shareholders); and the potential for less liquidity and more volatility on foreign securities markets than on United States securities markets. Moreover, brokerage commissions, fees for custodial services and other costs related to foreign investments generally are greater than in the United States.  Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain trades. The inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

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Initial Public Offerings. Each Fund may purchase equity securities in initial public offerings ("IPOs"). Such investments may have a magnified performance impact on a Fund due to the typical price volatility of securities sold in IPOs. Investments in IPOs also involve the risks that an active trading market may not develop or be sustained for the securities and that the issuer may not have a significant operating history or may not meet market expectations.

Futures and Options. Each Fund may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of portfolio securities and increases in the market value of securities it intends to acquire. Each Fund may also engage in such transactions to protect against exposure to interest rate changes. Finally, the Funds may use these instruments to enhance total return or to invest in eligible asset classes with greater efficiency and lower cost than is believed to be possible through direct investments.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Heartland Advisors' attempts to use such investments may not be successful and could result in reduction of a Fund's total return. A Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds' use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

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Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission.

When-Issued and Delayed-Delivery Securities; Forward Commitments. Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the purchase date. The Funds purchase securities in this manner in order to secure an advantageous price and yield but the value of the security could change before settlement. Therefore, although the Funds will make such commitments only with the intention of actually acquiring the securities, they may sell the securities before settlement if it is deemed advisable for investment reasons. When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that a Fund will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Dollar rolls are engaged in when Heartland Advisors believes securities similar to those sold can be purchased a short time later at a lower price.

PORTFOLIO TURNOVER

A Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary year to year as well as within a year. The Funds may engage in short-term trading if the anticipated benefits are expected by Heartland Advisors to exceed the transaction costs. Portfolio turnover may also be affected by the sale of portfolio securities to meet cash requirements for redemption of shares of a Fund. High portfolio turnover could result in increases in transaction costs, generate realized capital gains that would be taxable distributions to shareholders, and adversely affect a Fund's performance.

PORTFOLIO HOLDINGS

A description of Heartland's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

CHANGES TO INVESTMENT GOALS

Each Fund's investment goal may be changed by Heartland's Board of Directors upon notice to shareholders, but without shareholder approval.

HISTORIC PERFORMANCE

The following tables show how the growth of a hypothetical $10,000 investment in each of the Funds over the 10-year period ended December 31, 2007 compares to the growth of two different securities market indices. The tables do not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions of Fund shares. Past performance (before and after taxes) does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Heartland Advisors voluntarily waived a portion of its fees with respect to the Select Value Fund through November 30, 2001. These waivers are no longer in effect. Without these waivers, the total returns of the Select Value Fund for periods prior to December 1, 2001 would have been lower.

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The Funds first began offering Institutional Class Shares to investors on May 1, 2008, and therefore the Institutional Class Shares have no average annual return information for the year ended December 31, 2007.

INDEX DEFINITIONS

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth value.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the United States representing 88 separate industries.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3,000 largest publicly traded U.S. companies.

It is not possible to invest directly in an index.

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Select Value Fund-Investor Class Shares -Growth of $10,000 Investment Over the Past 10 Years

Value Plus Fund-Investor Class Shares -Growth of $10,000 Investment Over the Past 10 Years

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Value Fund-Investor Class Shares -Growth of $10,000 Investment Over the Past 10 Years

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HOW TO INVEST

PURCHASING SHARES OF THE FUNDS

Two Classes of Shares. Heartland offers two classes of shares: Investor Class Shares and Institutional Class Shares. Each Class has its own sales charge, expense structure and minimum investment amounts, allowing you to choose the Class that best meets your situation.

The following table shows which classes of shares are available for what types of investors, and also highlights some of the differences between the two classes.

Features of Class	Investor Class Shares	Institutional Class Shares
Eligible investors	Open to All Investors	Open only to Eligible Investors(1)
Front-end sales charge	None	None
Contingent deferred sales charge	None	None
12b-1 Fee	0.25% of average daily net assets	None
Minimum investment amount	(2)(3)	$500,000(2)(3)

(1)	Please refer to "Purchasing Institutional Class Shares" below for a description of investors that are eligible to purchase Institutional Class Shares.

(2)
Minimum investment amount varies according to Fund and type of account. Please refer to "Purchasing Investor Class Shares" and “Purchasing Institutional Class Shares” below for a description of minimum investment amounts.

(3)	Each Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

Purchasing Investor Class Shares.

Eligible Investors. Investor Class Shares are offered to all types of investors.

Minimum Investments. If you purchase Investor Class Shares directly from a Fund, your initial investment must be for a minimum of $1,000 (or $5,000 for the Value Fund), except for accounts opened under prototype Individual Retirement Accounts ("IRAs"), Coverdell Education Savings Accounts ("ESAs"), and accounts opened with an automatic investment plan. Subsequent purchases made, other than through dividend reinvestment or an automatic investment plan, must be for a minimum of $100. Each Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties. The table below shows the minimum amounts that apply to your purchases of Investor Class Shares of each Fund.

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	Regular Account(1)	IRA Account	Coverdell ESA
Value Fund	$5,000	$500	$500
Select Value	$1,000	$500	$500
Value Plus	$1,000	$500	$500

(1)	The minimum initial investment is waived when an account is established with an automatic investment plan.

Fees. Investor Class Shares of the Funds are sold without a sales charge. The Investor Class Shares of each Fund are subject to a 12b-1 fee calculated at the annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of that Fund.

Purchasing Institutional Class Shares.

Eligible Investors. Institutional Class Shares are offered to all types of investors provided that the investor meets the minimum investment threshold for Institutional Class Shares discussed below.

Minimum Investments. The minimum investment for the Institutional Class Shares is $500,000. This minimum may be waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or recordkeeper. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within a Fund.

 Fees. Institutional Class Shares of the Funds are sold without a sales charge and are not subject to a 12b-1 fee.

Purchasing Shares Generally.

Eligibility to Buy Shares.  Each Fund is available for purchase only by residents of the United States and certain U.S. territories. Please contact Heartland Advisors or the Distributor for a list of the U.S. territories. After opening an account, if you cease to reside in one of these areas, you will be ineligible to purchase additional shares, except those purchased through dividend and capital gain reinvestments.

Time of Purchase; Form of Payment. Your purchase of a Fund's shares will be made at the net asset value per share next determined after the Fund or its authorized agent receives your purchase request. Your order will not be accepted unless your application or other documentation is complete, your identity is confirmed and payment in the proper form and amount accompanies your application. Payment must be in U.S. dollars by check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler's checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks. Once accepted by the Fund or its authorized agent, you may not cancel or revoke your purchase request, but you may redeem your shares at the next determined net asset value for the Fund. However, the Fund may withhold these redemption proceeds until the Fund is reasonably satisfied it has received your payment, which may take up to 15 days.

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Purchases Through Third Parties. You may purchase shares through a third party broker-dealer or other financial intermediary, but Heartland reserves the right to refuse purchases through any intermediary arrangement that the officers of Heartland determine employs investment strategies that are not in the best interests of the Funds or their shareholders. Shares purchased through third parties may be subject to special fees, different investment minimums and other conditions that do not apply if you purchase your shares directly from the Fund. Third parties also may place limits on your ability to use the shareholder services or receive shareholder information described in this Prospectus. Heartland has allowed some third parties to authorize selected designees to accept purchase orders for the third party on a Fund's behalf. If you purchase shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value next determined after your order is received by the Funds.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Funds and its investment advisor may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

How to Purchase Shares.

By Mail

To open an account, please complete one of the following:

•	Equity Fund Account Application
•	IRA Account Application
•	Coverdell ESA Application

Additional IRA Forms and/or organizational documents may be required.

Please make your purchase check payable to Heartland Funds and mail the completed, signed application, along with your investment check, to the appropriate address below.

via US Postal Service Heartland Funds PO Box 182304 Columbus, OH 43218-2304	via Express Courier Heartland Funds c/o BISYS Fund Services 3435 Stelzer Road Columbus, OH 43219

To add to an account, detach the Additional Investment Form from your account statement and submit with your check payable to Heartland Funds to the appropriate address listed above. You may also make additional investments through the Internet by logging into your account. Please note that bank instructions must be established on your account prior to the transaction.

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By Wire

To open an account by wire, please complete one of the following:

•	Equity Fund Account Application
•	IRA Account Application
•	Coverdell ESA Application

Additional IRA Forms and/or organizational documents may be required.

Contact Heartland Shareholder Services at 1-800-432-7856 for further instructions. If Heartland Funds is not informed of the new account and wire purchase prior to market close on the business day it is delivered to Huntington National Bank, your purchase may be delayed or cancelled.

Please note that your financial institution may charge a fee to wire funds.

By Automatic Investment

Complete the automatic investment section of the Account Application or the Account Maintenance Form (for existing accounts) and attach a voided check. Return the form to the appropriate address. Automatic Investment plans may be established for a minimum of $50 per bank draft.

By Exchange

New accounts may be opened by exchange and will have identical registration and services as the account from which the funds were exchanged. Please note that an exchange may be subject to an early redemption fee and may cause tax consequences. Please consult with your tax advisor.

Exchanges may be placed in writing, by telephone or through the Internet by logging into your established Heartland Funds account.

REDEEMING SHARES OF THE FUNDS

Redeeming Shares Generally.

Time of Redemption; Form of Instructions and Payment. Your shares will be redeemed at the net asset value per share next determined after your instructions, in English, are received by the Funds or their authorized agent. A redemption order will not be accepted unless the order and related information are complete. The Funds will not accept an order with instructions for redemption on a particular date or at a particular price. The Funds use procedures reasonably designed to authenticate telephone instructions including, for example, requesting personal identification information from callers. The Funds are not liable for any losses due to unauthorized or fraudulent telephone instructions if these procedures are followed. Once accepted by the Funds or their authorized agent, you may not cancel or revoke your redemption order.

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Available proceeds are generally mailed within two business days, or wired on the next business day, after the Fund or its authorized agent accepts your redemption request, although they could be delayed for up to seven days. If redemption instructions are received for shares that have not been paid for, your shares will be redeemed, but the Funds reserve the right to hold the proceeds until payment of the purchase price can be confirmed, which may take up to 15 days. This type of delay can be avoided by purchasing shares by federal funds wire. The Funds do not guarantee the time of receipt of your proceeds and are not responsible for delays in mail or wire services. In limited circumstances as permitted by the Securities and Exchange Commission (such as when the NYSE is closed or trading is restricted, or when an emergency exists), the Funds may elect to suspend the redemption of shares.

Generally, proceeds will be paid in cash, but the Funds reserve the right to pay redemptions in the amount of $250,000 or more "in kind," which means you would be paid in portfolio securities. If this occurred, you might incur transaction costs when you sell the portfolio securities.

If you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check in shares of the particular Fund at its then current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Redemptions by Shareholders Who Are Not Individuals. For corporate, trust, partnership, and other institutional accounts, the persons signing the redemption request should also indicate their office or other fiduciary capacity. A certified corporate resolution evidencing the signing officer's authority to sign on behalf of a corporate shareholder is also required. Executors, administrators, guardians, trusts, and other institutional shareholders should call Heartland prior to mailing their instructions to determine if other documentation may be required.

Redemptions Through Third Parties. You may redeem shares through a third party broker-dealer or other financial institution provided the third party presents documentation satisfactory to the Funds indicating it is your authorized agent. Third parties may charge fees for their services and impose terms or conditions that do not apply if you do business directly with the Funds. Heartland has allowed some third parties to authorize selected designees to accept redemption orders for the third party on the Fund's behalf. If you redeem shares through a third party which is also an authorized agent of the Funds, your order will be processed at the net asset value per share next determined after the third party (or its authorized designee) receives your order; other orders will be processed at the net asset value per share next determined after receipt of the order by the Funds.

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Involuntary Redemption. If you do not participate in an Automatic Investment Plan or do not qualify for an exemption from the minimum initial investment for a particular Fund and/or Share Class, and your account value with respect to a Fund's shares falls below $500 for Investor Class Shares or $400,000 for Institutional Class Shares, for three consecutive months or more, we may redeem all of your shares in that account, at the Fund's net asset value per share next determined after we redeem your shares, upon 60 days' advance notice to you. You may avoid an involuntary redemption by making additional investments to bring your account value up to at least $500 for Investor Class Shares or $400,000 for Institutional Class Shares.

Early Redemption Fee. Shares of any Heartland Fund that are redeemed or exchanged within 10 days after purchase will be assessed a 2% fee on the net asset value of the shares next determined after your request for redemption is received. The fee will apply to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is paid to the applicable Fund and is deducted from the redemption proceeds. The purpose of this early redemption fee is to discourage market timing and other short-term trading in the Funds. Short-term trading may be disruptive to the Funds' normal investment operations and harmful to the interests of long-term shareholders. Heartland reserves the right to modify the terms of or terminate this fee at any time upon notice to shareholders.

The early redemption fee will be waived under the following circumstances:

•	For shares held in an account of certain retirement or profit sharing plans;

•	For shares held in tax favored savings plans;

•	For shares purchased by automatic reinvestment of income or capital gains distributions from any Heartland Fund or the BNY Hamilton Treasury Money Fund;

•	For shares purchased through an automatic investment plan; and

•	For shares redeemed through a systematic withdrawal plan.

In addition, the early redemption fee may be waived if the Funds do not have the capability to charge the fee. For example, this may occur if the Funds cannot reasonably identify a shareholder who trades through an omnibus account held by a third party or financial intermediary, or reasonably detect short-term trading through such an account.

How to Redeem Shares.

By Mail

Provide a letter of instruction that includes:

•	The names and signatures of all account owners
•	Your Heartland account number

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•	Your telephone number
•	The dollar amount or number of shares that you would like to redeem (sell)
•	Any special payment instructions
•	Any special documents requested by Heartland to assure proper authorization for the redemption
•	IRA redemptions must include a statement of withholding. If no statement is made, Heartland Funds will withhold 10%.

We will mail the proceeds to the address on the account unless otherwise requested in your written instructions. Instructions for redemptions over $50,000, including those through IRA transfers, and those that request delivery to a bank account or address other than the address of record on the account may require a medallion signature guarantee.

Please mail your redemption instructions to Heartland Funds at the appropriate address below.

via US Postal Service Heartland Funds PO Box 182304 Columbus, OH 43218-2304	via Express Courier Heartland Funds c/o Citi Fund Services 3435 Stelzer Road Columbus, OH 43219

By Telephone

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request your redemption. Redemption requests for an IRA or Coverdell ESA must be made in writing. Telephone redemptions are subject to a $1,000 minimum. You will be asked to provide personal identification information. A check will be mailed to the address of record for the account unless other arrangements have been pre-authorized. Express mail delivery is available upon request for an additional charge (currently $12.00).

Wire and Electronic Funds transfer services are available however, must be preauthorized in writing. Contact a representative for information on adding this option to your account. Wire transfers are subject to a fee (currently $6.50).

By Systematic Withdrawal

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request an Account Maintenance Form to add a systematic withdrawal plan to your account. Systematic withdrawal plans are subject to a $100 minimum per draft.

HOW MAY WE HELP YOU?

1-800-432-7856 • www.heartlandfunds.com

If you wish to make a telephone transaction under one of the purchase or redemption options described, please call Shareholder Services at 1-800-432-7856 or 414-289-7000. If you have a question about investing or need forms for electing an option, call Shareholder Services at either number or visit our website at www.heartlandfunds.com.

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Please note that you may terminate or change any option you elect at any time upon five days' advance notice to the Fund's transfer agent.

ACCOUNT POLICIES

HOW TO RECEIVE ACCOUNT INFORMATION

By Telephone

Call 1-800-432-7856

Heartland Funds representatives are available to answer your questions from 8:00 a.m. to 7:00 p.m. central time, Monday through Friday.

Account balance information is also available over the automated telephone line 24 hours a day, 7 days per week by accessing option 2 on your touch-tone telephone. You will be asked to establish a personal identification number for account access.

Over the Internet

Visit our website at www.heartlandfunds.com and click on the “Your Account Information” link. Follow the registration/login instructions to access your account. You may view account balances, registration and history.

By Mail

Account statements are mailed on a quarterly basis at the end of the calendar quarter. If you would like to receive a printed statement at any time, please contact a representative at 1-800-432-7856.

EXCHANGING SHARES

Unless you instruct the Funds that you do not want this service, you are automatically permitted to purchase shares of a Fund with the redemption proceeds for your account in any other Heartland Fund or the BNY Hamilton Treasury Money Fund (the "Money Fund"). This type of transaction is referred to as an "exchange" and may be effected by writing or calling the Funds' transfer agent. Subject to compliance with applicable minimum initial and subsequent investment requirements, you may exchange your shares of any Fund for shares of the same Class of any other Fund. You should bear in mind that an exchange of shares is considered a redemption of the shares of the mutual fund from which you are exchanging, and a purchase of shares of the mutual fund into which you are exchanging. Accordingly, you must comply with all of the conditions on redemptions for the shares being exchanged, and with all of the conditions on purchases for the shares you receive in the exchange. Moreover, for tax purposes you will be considered to have sold the shares exchanged, and you may realize a gain or loss for federal income tax purposes on that sale. Before engaging in any exchange, you should obtain from Heartland and read the current prospectus for the mutual fund into which you intend to purchase. Written exchanges may be for any amount, but telephone exchanges may be for not less than $1,000. In addition, telephone exchanges may only occur between identically registered accounts.

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Investments in the Money Fund or another Heartland Fund are subject to the terms and conditions of that Fund's Prospectus. You may obtain a current Prospectus by calling 1-800-432-7856 or visiting www.heartlandfunds.com. The Money Fund pays Citi Fund Services Ohio, Inc. “the Transfer Agent”) an annual fee of 0.30% of the Money Fund's average daily net assets representing shares with respect to which the Transfer Agent provides account servicing, record keeping and distribution services.

Exchanges are subject to the early redemption fee discussed above and the excessive account activity restrictions discussed below.

OTHER POLICIES

Customer Identification Program. Heartland has adopted a customer identification program as required by the USA PATRIOT Act. The USA PATRIOT Act is designed to help the government fight the funding of terrorism and money laundering activities. It specifically requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

Under Heartland's customer identification program, when you open an account we will ask for your name, street address (or APO/FPO), date of birth, social security number and other information that will allow us to confirm your identity. Corporate accounts will require other similar information. We may also ask to see other identifying documents. You will receive the net asset value next calculated after Heartland confirms your identity.

Heartland reserves the right not to open an account or process any purchases, exchanges or redemptions unless and until we can confirm your identity. We also may close an account if there are any discrepancies in the identifying information you have provided. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed.

Excessive Account Activity. An excessive number of purchases and redemptions by a shareholder (short-term trading) may be disadvantageous to a Fund and its shareholders. Frequent purchases and redemptions of shares of a Fund may present certain risks to Fund shareholders such as dilution in the value of Fund shares held by long-term investors, interference with the efficient management of the Fund's portfolio, increased brokerage, transaction and administrative costs, and adverse tax consequences. Heartland and its Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds by shareholders, which are intended to discourage such activity, including the imposition of a 2% fee on redemptions or exchanges of Fund shares made within 10 days of purchase. See "Redeeming Shares of the Funds - Early Redemption Fee." Heartland also seeks to identify and detect frequent trading activity that may be disruptive to the Funds, although if such activity is made through omnibus accounts detection may be difficult. Heartland reserves the right to restrict or prohibit any purchase or exchange, and to terminate investment or exchange privileges, if the officers of Heartland determine in their sole discretion that any trading activity by the shareholder is not in the best interest of the Fund or its other shareholders.

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Confirming your Transactions. Heartland will send you a written confirmation of every purchase and redemption order in the Funds, excluding automatic transactions. You should always verify your order against your confirmation when you receive it. Please contact Heartland or the third party with whom you placed your order promptly if you notice any discrepancy. Account statements and transaction activity records are available to registered users through the Heartland Funds website at www. heartlandfunds.com.

Copies of historical account statements are available upon request.

IRAs and Coverdell Education Savings Accounts. The Funds are available for investment under a self-directed IRA plan for individual investors as well as Simplified Employee Pension ("SEP") IRAs for self-employed persons and employers and Coverdell Education Savings Accounts (”ESAs”). Each Fund is available for investment under these programs at a reduced initial investment minimum of $500 (for Investor Class Shares only). Booklets describing these programs and the forms necessary for establishing accounts under them are available on request from Heartland.

The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder.

Backup Withholding. Under IRS rules, you must furnish to the Funds your properly certified social security or other tax identification number to avoid Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so, or the IRS informs the Funds that your tax identification number is incorrect, the Funds may be required to withhold a percentage of your taxable distributions and redemptions proceeds. Amounts withheld by the Funds are submitted to the IRS and are not usually recoverable by the Funds.

Medallion Signature Guarantees. To protect your account, the Funds reserve the right to require a medallion signature guarantee for written redemption instructions. Normally, a medallion signature guarantee will be required if the redemption proceeds will exceed $50,000. A signature guarantee will also be required if the proceeds are being paid to a third party, mailed to an address other than the address listed on the Fund's records or to an address that was changed within the last 15 days, or forwarded to a bank not identified on the Fund's records as authorized to receive the proceeds. Acceptable guarantors include, among others, banks and brokerage firms that are members of a domestic stock exchange. Notaries public cannot guarantee signatures.

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Medallion guarantees are issued by guarantors that participate in one of several signature guarantee programs that are designed to promote safe and accurate securities transactions. A medallion guarantee provides additional protective measures through the use of special technology like bar codes, magnetic security ink and scanners.

Reserved Rights. In addition to other reserved rights, the Funds may:

•	Refuse, change, discontinue or temporarily suspend account services, including purchase, exchange or redemption privileges, for any reason;

•	Reject any purchase request for any reason;

•
Freeze any account and/or involuntarily redeem an account if we think that the account is being used for fraudulent or illegal purposes. We may take this action when, at our sole discretion, we deem it to be in the Fund's best interest or when the Fund is requested or compelled to do so by governmental authority or by applicable law;

•	Waive or lower any minimum dollar investment amount; and/or

•
Suspend redemptions or postpone payments when the NYSE is closed, trading on the NYSE is restricted, or when an emergency exists that prevents the Funds from disposing of its portfolio securities or pricing its shares.

SHARE PRICE

Shares of a Fund are purchased and redeemed at the net asset value per share next determined following receipt of your order by the Fund or its authorized agent. Net asset value is the difference between the values of the Fund's assets and liabilities divided by the number of shares outstanding. It is determined as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time but may be earlier in the case of a holiday or when an emergency exists) on each day the NYSE is open (the "Close of Trading"). Orders received after the Close of Trading are priced at the net asset value per share determined on the next business day of the Fund. Third parties acting as authorized agents of the Funds are required to segregate orders received after the Close of Trading and transmit those orders separately for execution at the net asset value per share next subsequently determined.

For purposes of determining net asset value for a particular Fund, the Fund's portfolio securities are valued on the basis of market quotations or at fair value in accordance with pricing policies and procedures adopted by Heartland's Board of Directors. The Funds use a "fair value" methodology to value securities for which market quotations are not readily available or deemed unreliable. Market quotations are readily available in most instances for the common stocks and other equity securities in which the Funds invest. However, some of the stocks and equity securities held by the Funds may be illiquid or thinly traded due to their small market capitalizations, the size of the Fund's position or otherwise, and are valued at their fair values. An equity security may also be priced at its fair value when the exchange on which the security is principally traded closes early or when trading in the security was halted during the day and did not resume prior to the Fund's net asset value calculation. The Pricing Committee for Heartland may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund's net asset value is calculated. Debt securities are generally stated at fair value as furnished by an independent pricing service based primarily on information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities purchased with remaining maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium.

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Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security's fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Funds' Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security's issuer; general market conditions; prior day's valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

SHAREHOLDER INFORMATION AND REPORTING

HEARTLANDFUNDS.COM

Heartland’s website, located at www.heartlandfunds.com, provides investors with a variety of information about the Funds, including daily share prices, market updates and shareholder reports. Shareholders can access their accounts directly to review current balances, recent transactions and other account information.

INVESTMENT REPORTS AND PROSPECTUSES

The Funds' portfolio managers review their strategies and results in Value Reports, which also contain schedules of investments and Fund financial statements. Heartland Advisors periodically publishes and mails to shareholders other investment and performance information. Shareholders also receive annual prospectus updates.

Whenever practicable, and to the extent permitted by applicable law, a single report, prospectus or other communication will be mailed to shareholders who share a single address. This practice is referred to as "householding." To receive additional copies or discontinue our practice of householding your materials, you may call Shareholder Services at 1-800-432-7856, or write to Citi Fund Services Ohio, Inc. at 3435 Stelzer Road, Columbus, Ohio 43219. If you choose to discontinue the practice of householding your materials, the Funds will begin to send separate copies to you within 60 days after we receive your notice of discontinuation.

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DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

A dividend from net investment income represents the income a Fund earns from dividends and interest paid on its investments, after payment of Fund expenses. A capital gain or loss is the increase or decrease in the value of a security that a Fund holds compared to its original purchase price. The gain or loss is "unrealized" until the security is sold. Each realized capital gain or loss is either short-term or long-term depending on whether the Fund held the security for one year or less, or more than one year. This is the case regardless of how long you hold your Fund shares.

Substantially all of the net investment income of the Select Value and Value Funds will generally be paid to shareholders annually as a dividend. The Value Plus Fund will generally pay dividends from net investment income quarterly. If a Fund has net capital gains for a year, the Fund normally will distribute substantially all of its net capital gains at the end of the year. Both types of distributions are automatically invested in additional shares for your account unless you elect on your Account Application to have them invested in another Heartland Fund or to have them paid to you in cash. Fund dividends and capital gain distributions that are reinvested will be confirmed on your account statement for the quarter in which the reinvestment is made.

If you choose to have dividends or capital gain distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check and future distributions in shares of the particular Fund at their then-current net asset value until you give the Funds different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

"Buying a Dividend." Please note that if you purchase shares of a Fund just before the record date of a distribution, you will receive a portion of your purchase price back as a taxable distribution. The Fund's net asset value per share on the record date will be reduced by the amount of the distribution. This is sometimes referred to as "buying a dividend." To obtain additional information about distributions, you may visit our website (www.heartlandfunds.com), call Shareholder Services at 1-800-432-7856, or write to Heartland at 789 North Water Street, Suite 500, Milwaukee, WI 53202.

TAXES

The character of distributions that a Fund makes (i.e., income, short term capital gains or long term capital gains - see discussion under "Dividends and Capital Gain Distributions" above) affects the tax treatment of those distributions to you. In particular, all income distributions (other than qualified dividends) and short term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes. Long term capital gains will be taxable as long term capital gains to shareholders. Dividends from domestic corporations held by the Funds may be considered "qualified dividends," as provided under the Jobs and Growth Tax Relief Reconciliation Act of 2003. If certain holding period requirements are met, these dividends may be taxed at reduced rates. If a Fund declares a distribution in December, but does not pay it until January of the following year, you still will be taxed as if the distribution were paid in December. The Transfer Agent for the Fund will process your distribution and send you a statement for tax purposes each year showing the source of distributions for the preceding year. These tax rules apply whether dividends and distributions are paid by the Funds to you in cash or reinvested in additional shares of the Funds.

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If you redeem or exchange your shares, the transaction is a taxable event. Generally, you will recognize a capital gain or loss for federal income tax purposes of an amount equal to the difference between the cost of your shares and the price you receive when you sell them. Special tax rules apply to non-individual shareholders and shareholders owning Fund shares in IRAs and tax-sheltered retirement plans. State and local tax rules differ from the federal tax rules described in this Prospectus. Because this tax information is only a general overview, you should consult with your own tax advisor about the tax consequences of your investment in the Funds.

PRIVACY POLICY

At Heartland, we respect your right to privacy. We understand that the privacy and security of your nonpublic personal information is important to you and we maintain safeguards designed to protect your data from unauthorized access. We do not sell this information to anyone and only share such information with others as permitted by law for the purpose of serving your investment needs.

We collect only information that is either required or necessary to provide personalized financial services to you. Any information you choose to provide is kept confidential and allows us to:

•	Service your account;

•	Deliver products and services that may be of interest to you;

•	Prevent unauthorized access to your account;

•	Improve customer service; and

•	Comply with legal and regulatory requirements.

Depending on the nature of your relationship with us, we collect nonpublic personal information such as name, address, Social Security number, telephone number and income from the following sources:

•	Information we receive from you on applications or other forms, on our website, or through other means;

•	Information we receive from you through transactions, correspondence and other communications with us; and

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•	Information we otherwise obtain from you in connection with providing you a financial product or service.

We do not share the information we collect about our customers or former customers with any third parties, except as required or permitted by law. This means we may disclose the information we collect to our affiliates and companies who help us maintain and service your account. For example, we may share information with a transfer agent or clearing broker to process your securities transactions and update your account or to an external service provider so that your account statements can be printed and mailed. These companies are only permitted to use this information for the services for which we hired them, and are not permitted to use or share this information for any other purpose. We may also disclose nonpublic personal information to government agencies and regulatory organizations when permitted or required by law.

For your protection, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that are designed to comply with federal standards to maintain the confidentiality of your nonpublic personal information.

The accuracy of your personal information is important to us. You can correct, update or confirm your personal information anytime by calling Heartland at 1-800-432-7856.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds Investor Class Shares over the period presented (assuming reinvestment of all dividends and distributions). No information is presented for the Fund's Institutional Class Shares because Institutional Class Shares were not available until May 1, 2008. Past performance (before and after taxes) does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher.

The information through December 31, 2007 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders, which is available upon request.

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FINANCIAL HIGHLIGHTS

	Select Value Fund

	For the year ended December 31,
	2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$27.93	$25.56	$23.37	$20.16	$14.87
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.15	0.06	0.01	0.01
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.97	4.12	3.10	3.42	5.29
Total income from investment operations	1.14	4.27	3.16	3.43	5.30
Less distributions from:
Net investment income	(0.17)	(0.14)	(0.06)	(0.01)	(0.01)
Net realized gains on investments	(2.42)	(1.76)	(0.91)	(0.21)	—
Total distributions	(2.59)	(1.90)	(0.97)	(0.22)	(0.01)
Net asset value, end of period	$26.48	$27.93	$25.56	$23.37	$20.16
TOTAL RETURN	4.02%	16.69%	13.49%	17.02%	35.66%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$330,841	$290,038	$154,765	$109,528	$75,678
Percentage of expenses to average net assets	1.24%	1.25%	1.27%	1.33%	1.47%
Percentage of net investment income (loss) to average net assets	0.59%	0.59%	0.27%	0.07%	0.06%
Portfolio turnover rate	63%	51%	42%	72%	47%

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FINANCIAL HIGHLIGHTS

	Value Plus Fund

	For the year ended December 31,
	2007		2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$26.78		$25.85	$26.85	$23.57	$15.39
Income (loss) from investment operations:
Net investment income (loss)	0.46		0.16	0.15	0.09	0.06
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	0.94		3.38	0.22	3.91	8.17
Total income from investment operations	1.40		3.54	0.37	4.00	8.23
Less distributions from:
Net investment income	(0.42)		(0.20)	(0.12)	(0.07)	(0.05)
Net realized gains on investments	(4.89)		(2.41)	(1.25)	(0.65)	—
Total distributions	(5.31)		(2.61)	(1.37)	(0.72)	(0.05)
Net asset value, end of period	$22.87		$26.78	$25.85	$26.85	$23.57
TOTAL RETURN	4.73%		13.63%	1.34%	16.98%	53.56%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$237,778		$240,308	$274,786	$416,516	$218,982
Percentage of expenses to average net assets	1.21%		1.26%	1.25%	1.23%	1.34%
Percentage of net investment income (loss) to average net assets	1.63%		0.59%	0.49%	0.34%	0.32%
Portfolio turnover rate	107	%(1)	45%	36%	57%	68%

(1)	The increase in the portfolio turnover rate for the year ended December 31, 2007 resulted from restructuring of the Fund’s portfolio holdings due to market conditions.

50

FINANCIAL HIGHLIGHTS

	Value Fund

	For the year ended December 31,
	2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$51.21	$44.80	$49.81	$51.14	$31.46
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)	(0.25)	(0.25)	(0.20)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(2.81)	12.60	1.27	4.59	22.24
Total income (loss) from investment operations	(2.84)	12.57	1.02	4.34	22.04
Less distributions from:
Net investment income	(0.14)	(0.30)	—	—	—
Net realized gains on investments	(6.73)	(5.86)	(6.03)	(5.67)	(2.36)
Total distributions	(6.87)	(6.16)	(6.03)	(5.67)	(2.36)
Net asset value, end of period	$41.50	$51.21	$44.80	$49.81	$51.14
TOTAL RETURN	(5.53)%	28.02%	1.99%	9.11%	70.16%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,708,239	$2,016,244	$1,537,575	$1,876,300	$2,185,264
Percentage of expenses to average net assets	1.14%	1.12%	1.19%	1.20%	1.28%
Percentage of expenses to average net assets (excluding dividend expense)	1.14%	1.12%	1.17%	1.20%	1.28%
Percentage of net investment income(loss) to average net assets	(0.13)%	(0.20)%	(0.51)%	(0.46)%	(0.63)%
Portfolio turnover rate	56%	49%	36%	32%	48%

51

HEARTLAND FUNDS General Information and Account/Price Information (24 hours): 1-800-432-7856 or 414-289-7000 www.heartlandfunds.com

HEARTLAND FUNDS
789 North Water Street
Suite 500
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR
Heartland Advisors, Inc.
789 North Water Street
Suite 500
Milwaukee, Wisconsin 53202

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

TRANSFER AND DIVIDEND DISBURSING AGENT
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

52

If you have any questions about the Heartland Funds or would like more information, including a free copy of the Funds' Statement of Additional Information ("SAI"), or their Annual or Semi-Annual Reports, you may call or write ALPS Distributors, Inc. at:

ALPS Distributors, Inc.
789 North Water Street
Suite 500
Milwaukee, Wisconsin 53202
1-800-432-7856 or 414-289-7000

You may also obtain the SAI, the Annual and Semi-Annual Reports, Form N-Q and other relevant information at Heartland Funds' website (www.heartlandfunds.com).

The SAI, which contains more information on the Funds, has been filed with the Securities and Exchange Commission ("SEC"), and is legally a part of this Prospectus. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports, which are also filed with the SEC. A complete list of the Funds’ portfolio securities is contained in the most recent Annual Report, Semi-Annual Report or Form N-Q. In the Annual and Semi-Annual Reports, you will also find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the prior fiscal year and six month fiscal period, respectively.

To view these documents, along with other related documents, you can visit the SEC's Internet website (http://www.sec.gov) or the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-4982

53

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION; SUBJECT TO COMPLETION
THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2008

Heartland Select Value Fund
Heartland Value Plus Fund
Heartland Value Fund

789 North Water Street
Suite 500
Milwaukee, Wisconsin 53202
1-800-432-7856
www.heartlandfunds.com

Heartland Group, Inc. ("Heartland") is registered as an open-end, management investment company consisting of the separate mutual fund series, including those listed above (the "Funds"). The investment advisor for the Funds is Heartland Advisors, Inc. ("Heartland Advisors"). This Statement of Additional Information ("SAI") relates to the Funds, each of which has a distinct investment objective and program.

This SAI is not a prospectus, but provides you with additional information that should be read in conjunction with the Prospectus for the Funds, dated May 1, 2008. You may obtain a free copy of the Funds' Prospectus and an account application by contacting the distributor, ALPS Distributors, Inc. (the "Distributor"), at the street or website address, or at the telephone number listed above.

The financial statements of the Funds and the report of the independent registered public accounting firm thereon are incorporated by reference into this Statement of Additional Information from the Funds' Annual Report to Shareholders for the year ended December 31, 2007. See "Financial Statements."

Effective May 1, 2008, current shares issued by the Funds were reclassified as "Investor Class Shares" and the Funds made "Institutional Class Shares" available to investors.

INTRODUCTION TO THE FUNDS

Each member of the Heartland family of funds is a separate series of Heartland Group, Inc., a Maryland corporation formed in 1986 and registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is a diversified fund and has a distinct investment objective and program.

The Heartland Select Value Fund commenced operations on October 11, 1996. The Heartland Value Plus Fund commenced operations on October 26, 1993. The Heartland Value Fund commenced operations on December 28, 1984.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

Heartland Select Value Fund

The Heartland Select Value Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Fund. The Fund invests in companies of all sizes, although the companies in which the Fund invests normally have market capitalizations in excess of $500 million at the time of purchase. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisor's perceptions of relative valuations, future prospects and market conditions.

As the Fund invests in a limited number of stocks (generally 40 to 60), a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. The Fund may invest in other securities, including preferred stocks, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the Commodities Futures Trading Commission ("CFTC").

Under adverse market, economic, political or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

Heartland Value Plus Fund

The Heartland Value Plus Fund seeks long-term capital appreciation and modest current income. The Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally invests in dividend-paying common stocks and may also invest, to a limited extent, in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $250 million and $4 billion at the time of purchase.

The Fund invests in a limited number of stocks (generally 30 to 60). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. The Fund may invest in other securities, including preferred stock, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. The Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

Under adverse market, economic, political or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

Heartland Value Fund

Heartland Value Fund seeks long-term capital appreciation through investing in small companies. The Fund invests primarily in common stocks of small companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, i.e., those with market capitalizations of less than $300 million at the time of purchase.

Investing in the equity securities of smaller companies involves a higher degree of risk than investing in the securities of larger companies. In general, the prices of securities of smaller companies may be more volatile than those of larger companies, they may have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions. These risks generally increase as the size of the companies decrease.

To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. It may invest in other securities, including equity securities of larger companies, preferred stocks, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. The Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

Under adverse market, economic, political or other conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

TYPES OF SECURITIES

The following information supplements the discussion of the Funds' investments described in the Prospectus.

Illiquid Securities

Each Fund may invest in illiquid securities. However, no Fund may acquire illiquid securities if, as a result, more than 15% of the value of the Fund's net assets would be invested in such securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by a Fund.

Under guidelines established by, and the oversight of, Heartland's Board of Directors, Heartland Advisors determines which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland's Board of Directors. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act generally are readily marketable even though they are subject to certain legal restrictions on resale. These securities, as well as Rule 144A securities, deemed to be liquid pursuant to the guidelines adopted by Heartland's Board of Directors, are not treated as being subject to the limitation on illiquid securities.

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Repurchase agreements maturing in more than seven days are deemed to be illiquid.

To the extent it invests in illiquid or restricted securities, a Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a Fund to sell such an investment promptly and at an acceptable price. In addition, if a Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

Foreign Investments

Each Fund may invest up to 25% of its assets directly in the securities of foreign issuers traded outside the United States. Each Fund may also invest without limitation in foreign securities through depository receipts, as discussed below; securities of foreign issuers that are traded on a registered U.S. stock exchange or the Nasdaq National Market; and foreign securities guaranteed by a United States person.

While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. The value of securities, and dividends and interest earned from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets may have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting, auditing and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of investing overseas, including non-U.S. withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government regulation than their U.S. counterparts. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including, but not limited to, the possibility of expropriation or nationalization of assets, confiscatory taxation, or restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Equity securities of foreign companies with smaller market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.

The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable where the issuer is domiciled, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depository Receipts ("ADRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a U.S. bank or similar financial institution as depository. Designed for use in U.S. securities markets, ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations on the Funds' investments in foreign securities do not apply to investments in ADRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market. However, ADR holders may not have all of the legal rights of shareholders.

A Depository Receipt may be sponsored or unsponsored. If a Fund is invested in an unsponsored Depository Receipt, the Fund is likely to bear its proportionate share of the expenses of the depository, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

Passive Foreign Investment Companies

Each Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"), if that stock is a permissible investment. In general, a foreign company is classified as a PFIC if it meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Unless a Fund makes a "QEF election" or a "mark to market" election as described below, the Fund generally will be subject to an interest charge in addition to federal income tax (at ordinary income rates) on (i) any "excess distribution" received on the stock of a PFIC, or (ii) any gain from disposition of PFIC stock that was acquired in an earlier taxable year. This interest charge and ordinary income tax treatment will apply even if the Fund distributes such income as a taxable dividend to its shareholders. Any portion of a PFIC distribution that is not an "excess distribution," will be included in the Funds' investment company taxable income and, accordingly, will not be taxable to the Funds to the extent they distribute that income to their shareholders.

A Fund may avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes an election to treat the particular PFIC as a "qualified electing fund" (a "QEF"), and if this election is made for the first taxable year in which the Fund owns stock of such PFIC. If a Fund invests in a PFIC and makes such a QEF election, the interest charge and other adverse tax consequences of PFIC status described above will not apply with respect to such PFIC. Instead, the Fund will be required to include in the Fund's income each year the Fund's pro rata share of the QEF's annual ordinary earnings and net capital gain (which such Fund may have to distribute to satisfy the distribution requirement under Subchapter M ("Distribution Requirement"), even if the QEF does not distribute those earnings and gain to the Fund). In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

A Fund may also avoid the imposition of the interest charge and other adverse tax consequences of PFIC status described above if the Fund makes a "mark to market" election with respect to the stock of a particular PFIC, and if this election is made for the first taxable year in which the Fund owns stock of such PFIC. "Marking-to-market," in this context, means including in the Fund's ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. The QEF election and the mark-to-market election may accelerate the recognition of income by a Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments to meet its Distribution Requirement (including when it may not be advantageous for a Fund to liquidate such investments), which may accelerate the recognition of gain and affect a Fund's total return.

Custodial Receipts and Participation Interests

Each Fund may invest in custodial receipts which represent ownership in future interest or principal payments, or both, on certain securities that are underwritten by securities dealers or banks.

Each Fund may also invest in participation interests in securities. Participation interests give a Fund an undivided interest in a security in the proportion that the Fund's participation interest bears to the principal amount of the security.

Derivative Instruments

Each Fund may invest in a broad array of financial instruments and securities, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures contracts, options on futures contracts and hybrid instruments to (a) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of a Fund's overall strategy. Futures, options and options on futures have durations which, in general, are closely related to the duration of the underlying securities. Holding long futures or call option positions will lengthen the duration of a Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

Writing Covered Options. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date.

The term "covered" means that a Fund will (a) in the case of a call option, own the asset subject to the option or have an unconditional right to purchase the same underlying asset at a price equal to or less than the exercise price of the "covered" option or, in the case of a put option, have an unconditional right to sell the same underlying asset at a price equal to or greater than the exercise price of the "covered" option, or (b) establish and maintain, for the term of the option, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the option, or (c) purchase an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying asset in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying asset. Conversely, if the price of the underlying asset rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying asset and therefore would not benefit from the appreciation in price. If the price of the underlying asset falls, the put writer would expect to suffer a loss, which loss could be substantial, because a put writer must be prepared to pay the exercise price for the option's underlying asset if the other party to the option chooses to exercise it. However, the loss should be less than the loss experienced if a Fund had purchased the underlying asset directly because the premium received for writing the option will mitigate the effects of the decline.

A Fund may enter into closing transactions with respect to options by purchasing an option identical to the one it has written (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for over-the-counter, or "OTC" options). A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. In addition, although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at any time prior to its expiration or that the Fund will be able to effect such closing transactions at a favorable price.

Purchasing Options. Each Fund may purchase put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest or on any currency in which Fund investments may be denominated. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or currencies of the type in which it may invest. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire.

A Fund would normally purchase call options in anticipation of an increase in the market value of the underlying assets. As the holder of a call option, a Fund has the right to purchase the underlying asset at the exercise price at any time during the option period. A call buyer typically attempts to participate in potential price increases of the underlying asset with risk limited to the cost of the option, including the premium paid and transaction costs, if such asset prices fall. At the same time, the buyer can expect to suffer a loss if such asset prices do not rise sufficiently to offset the cost of the option.

A Fund would normally purchase put options in anticipation of a decrease in the market value of the underlying assets. As the holder of a put option, a Fund has the right to sell the underlying asset at any time during the option period. A Fund may also purchase put options on a security or currency related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the underlying asset. Such hedge protection is provided only during the life of the put option when a Fund, as holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the asset is eventually sold.

Futures Contracts. Each Fund may purchase and sell futures contracts, including, but not limited to, interest rate, index or foreign currency futures contracts that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Funds may engage in transactions in futures contracts for "short" hedging or "long" strategies as described below.

When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. While a Fund may make or take delivery of the underlying instrument whenever it appears economically advantageous to do so, positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss as discussed below.

A Fund may take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. As part of its hedging strategy, a Fund may sell futures contracts on (i) securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities, (ii) currencies in which its portfolio securities are quoted or denominated or on one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies, or (iii) other financial instruments, securities indices or other indices, if, in the opinion of Heartland Advisors, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. A successful short hedging position would result in any depreciation in the value of portfolio securities being substantially offset by appreciation in the value of the futures position. Conversely, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

A Fund may also take a "long" position in the futures market by purchasing futures contracts. This strategy would be employed, for example, when interest rates are falling or securities prices are rising and a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts to alter the investment characteristics of or currency exposure associated with portfolio securities, as a substitute for transactions in securities or foreign currencies, or to gain or increase exposure to a particular securities market or currency.

The purchaser of a futures contract is not required to pay for and the seller of a futures contract is not required to deliver the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded. There may be certain circumstances, such as periods of high volatility, that cause an exchange to increase the level of a Fund's initial margin payment. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing to a Fund, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction assuming all contractual obligations have been satisfied.

Each day that a Fund has an open position in a futures contract or an option on a futures contract it will pay or receive cash, called "variation margin," to or from the futures broker equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin paid or received by a Fund does not represent a borrowing or a loan, but rather represents settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. When a Fund purchases an option on a future, all that is at risk is the premium paid plus transaction costs. Alternatively, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. A Fund may be required to sell securities at a time when such sales are disadvantageous in the event the Fund has insufficient cash to meet daily variation margin requirements. In computing daily net asset value, each Fund will mark to market the current value of any open futures contracts. The Funds expect to earn interest income on their margin deposits.

Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Movements in the prices of futures contracts or options on futures contracts may not correlate perfectly with movements in the prices of the underlying instruments due to certain characteristics of the futures markets. In particular, daily variation margin calls may cause certain participants in futures markets to liquidate futures or options on futures contracts positions to avoid being subject to further calls. These liquidations could distort the normal price relationship between the futures or options and the underlying instruments by increasing price volatility. Temporary price distortion may also be caused by increased participation by speculators in the futures markets as a result of initial margin deposit requirements being less onerous than in the securities markets.

Limitations on Futures and Options on Futures Transactions. The Funds will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. A Fund may hold positions in futures contracts and related options that do not qualify as bona fide hedging positions if, as a result, the sum of initial margin deposits and premiums paid to establish such positions, after taking into account unrealized profits and unrealized losses on such contracts, does not exceed 5% of the Fund's net assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Combined Positions. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

Risks in Options and Futures Transactions. Options and futures can be highly volatile investments and involve certain risks. A decision about whether, when and how to use options and futures involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There are significant differences between the securities markets, the currency markets and the options and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts or suspensions by an exchange. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. For example, even the use of an option or a futures contract on a securities index may result in an imperfect correlation since the index generally will be composed of a much broader range of securities than the securities in which a Fund likely is to be invested. To the extent that a Fund's options or futures positions do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund's other investments. Moreover, a Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by a Fund.

There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt or suspension is imposed, it may be impossible for a Fund to enter into new positions, close out existing positions or dispose of assets held in a segregated account. These events may also make an option or futures contract difficult to price. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Federal Tax Treatment of Options and Futures Contracts. The Funds may enter into certain options and futures contracts which may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term and 40% short-term regardless of the holding period of the instrument. A Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (that is, dividends, interest, income derived from loans of securities and gains from the sale of securities or currencies). Options, futures and forward foreign exchange contracts entered into for an investment purpose are qualifying income. See "Portfolio Management Strategies - Foreign Currency Transactions" for a discussion of forward foreign exchange contracts.

The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

Convertible Securities

Convertible securities in which the Funds may invest include any bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion right, while generally earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Heartland Advisors will look to the conversion feature and consider substantially the same investment criteria it would consider if purchasing the underlying common stock. However, these securities will nevertheless be subject to the same quality and investment limitations applicable to the Funds' investments in debt securities.

The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity.

Investment Companies

Each Fund may invest in the securities of other investment companies, including unit investment trust or closed-end management companies or exchange-traded funds (“ETFs”) (as discussed below), as permitted under the 1940 Act. At present, the 1940 Act provisions limit a Fund so that, immediately after purchase or acquisition, (a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

Exchange-Traded Funds

Each Fund may invest in securities of ETFs. ETFs are similar to traditional mutual funds, except that their securities trade throughout the trading day in the secondary brokerage market, much like stocks of public companies.

ETFs have their own operating expenses that are deducted from their assets and, thus, are borne by the shareholders of the ETF. Accordingly, a Fund that invests in an ETF will bear its share of the operating expenses of the ETF in which it invests. As a result, shareholders of the Fund will bear two layers of operating expenses to the extent the Fund invests in ETFs. An investment in an ETF generally presents the same primary risks as an investment in a traditional mutual fund such as the risk that the prices of the securities owned by the ETF will go down.

In addition to the risks described above, an investment in an ETF is also subject to the following risks that do not apply to an investment in a traditional mutual fund: (1) the market price of the ETF may trade at a discount to its NAV; (2) an active trading market for an ETF’s securities may not develop or be maintained, which may result in issues with liquidity of the ETF shares; or (3) trading of an ETF’s securities may be halted if the listing exchange’s officials deem such action appropriate, the shares or interests are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halt trading in general.

Each Fund may invest in ETFs that Heartland Advisors determines are appropriate to help achieve the Fund's investment objective or otherwise are consistent with its investment program and restrictions. On occasion, the underlying investments of an ETF in which a Fund invests may not comply with some of the investment restrictions described in the section of this SAI titled "Types of Securities." However, in all cases, the underlying investments of the ETF will comply with the Fund's fundamental investment restrictions.

Hybrid Instruments. Each Fund may invest in hybrid instruments, a type of potentially high-risk derivative which combines the characteristics of futures contracts or options with those of debt, preferred equity, or a depository instrument. Generally, a hybrid instrument will be a debt security or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, securities, currencies, intangibles, goods, articles, or commodities, or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indexes and securities indexes. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency, or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

Since hybrid instruments reflect a combination of the characteristics of futures or options with those of securities, hybrid instruments may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. Although the risks of a particular hybrid instrument will depend upon the terms of the instrument, such risks may include, without limitation, the possibility of significant changes in the benchmarks or underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer (although credit risk of the issuer is a consideration) of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. The benchmarks and underlying assets to which hybrid instruments are linked may also result in greater volatility and market risk, including leverage risk which may occur when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce greater change in the value of the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain. In addition, hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of the particular investor. See the section of this SAI titled "Types of Securities - Derivative Instruments - Risks in Options and Futures Transactions" above.

Swap Agreements. Each Fund may enter into swap agreements and may purchase or sell related caps, floors and collars. It would enter into these transactions primarily to preserve a desired return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of, or the currency exchange rate applicable to, securities it anticipates purchasing at a later date. The Funds intend to use these techniques for hedging purposes and not for speculation.

Swap agreements are generally individually negotiated agreements, primarily entered into by institutional investors, in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (that is, the return on, or increase in, value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency or in a "basket" of securities representing a particular index. A Fund's successful use of these instruments will depend, in part, on Heartland Advisors' ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities, the value of a particular security or group of securities or foreign currency values. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its net asset value. The performance of a swap agreement is determined by the change in the specific currency, market index or security, or other factors that determine the amounts of payments due to and from a Fund. A Fund's obligation under a swap agreement, which is generally equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of the segregated account consisting of cash and/or other appropriate liquid assets having a value at least as great as the commitment underlying the obligations.

Swap agreements may include interest rate caps, which entitle the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount; interest rate floors, which entitle the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

If a swap agreement calls for payments by a Fund, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, or in the event of a default of the counterparty, the value of the swap agreement would likely decline, potentially resulting in a loss of the amount expected to receive under a swap agreement. A Fund will enter into swap agreements only with counterparties that Heartland Advisors reasonably believes are capable of performing under the swap agreements. The swap market is largely unregulated and swap agreements may be considered to be illiquid.

Debt Securities

The Funds may invest in debt securities of corporate and governmental issuers. The Funds may invest up to 35% of their respective total assets in corporate debt securities and U.S. Governmental obligations, but under normal market conditions will not invest more than 10% of their respective assets in such securities. There are no credit quality or maturity limitations on a Fund's investments in debt securities.

The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A decline in the prevailing levels of interest rates will generally increase the value of the securities held by a Fund, and an increase in rates will generally have the opposite effect.

Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

Debt obligations rated high and some debt obligations rated medium quality are commonly referred to as "investment-grade" debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers. The principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality securities entail a higher degree of risk as to the payment of interest and return of principal. Such securities are also subject to special risks, discussed below. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. Heartland Advisors also relies, in part, on credit ratings compiled by a number of nationally recognized statistical rating organizations ("NRSROs").

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

"High-Yield" Risk. Each Fund's investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as "junk bonds" (hereinafter referred to as "lower-quality securities"). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Heartland Advisors to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

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Effect of Interest Rates and Economic Changes. The market for lower-quality and comparable unrated securities is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market would withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher-rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expense to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

As previously noted, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and a Fund's net asset value will decline correspondingly. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

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Credit Risk. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings, including, for example, those published by Standard & Poor's Ratings Service ("S&P"), Moody's Investors Service and Fitch Ratings, are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on Heartland Advisors' credit analysis than would be the case with investments in investment-grade debt obligations. Accordingly, Heartland Advisors monitors bonds held in a Fund's portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

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Legal Risk. Securities in which a Fund may invest are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make principal and interest payments on their debt securities may be materially impaired.

From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for such securities.

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Liquidity Risk. A Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense. As a result, a Fund's net asset value and ability to dispose of particular securities when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, may be affected.

U.S. Government Obligations. Each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Floating and Variable Rate Securities. Each Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank's prime rate.

Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider the instrument's maturity to be shorter than its stated maturity.

Deferrable Subordinated Securities. Certain securities have been issued recently which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed by rating agencies and bank regulators as possessing certain "equity-like" features. However, the securities are treated as debt securities by market participants, and each Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. Each Fund may invest in these securities to the extent their yield, credit and maturity characteristics are consistent with the Fund's investment objective and strategies.

Inflation-Indexed Bonds. Each Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in a Fund's gross income for the relevant tax year, the excess will be treated as an ordinary loss.

If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in a Fund's gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years. There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services.

Mortgage-Related and Asset-Backed Securities. Mortgage-related securities in which the Funds may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

In general, mortgage-related and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related and asset-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal on mortgage-related and asset-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets. Prepayments may result in early payment of the applicable mortgage-related or asset-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related or asset-backed securities in an investment that provides as high a yield as the mortgage-related or asset-backed securities. Consequently, early payment associated with mortgage-related and asset-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. During periods of falling interest rates, the rate of prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related and asset-backed securities. During periods of rising interest rates, the rate of prepayments generally decreases, thereby tending to increase the life of mortgage-related and asset-backed securities. If the life of a mortgage-related or asset-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Mortgage-related and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. During periods of declining interest rates, prepayments likely would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-related and asset-backed securities in which a Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium. In addition, the value of mortgage-related and asset-backed securities may change due to changes in the market's perception of the creditworthiness of the issuer, and the mortgage-related and asset-backed securities markets in general may be adversely affected by changes in governmental regulation or tax policies.

Certain characteristics of adjustable rate mortgage securities ("ARMs") may make them more susceptible to prepayments than other mortgage-related securities. Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index. Investments in ARMs allow a Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and potentially shorter duration characteristics than longer-term fixed rate mortgage securities. The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indexes underlying the ARMs, as certain indexes closely mirror market interest rate levels and others tend to lag changes in market rates.

ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period and over the life of the loan. Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by an acceleration of prepayments. In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities. During favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed rate mortgages in order to avoid interest rate risk. In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

Collateralized mortgage obligations ("CMOs") are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

Similarly, prepayments could also result in losses on stripped mortgage-backed and asset-backed securities. Stripped mortgage-backed and asset-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of loans. A Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed or asset-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Complex instruments such as CMOs and stripped mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, potentially making their price highly volatile.

The secondary market for stripped mortgage-backed and asset-backed securities may be more volatile and less liquid than that for other securities, potentially limiting the Funds' ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

It is anticipated that certain entities may create loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related and asset-backed securities. As new types of mortgage-related and asset-backed securities are developed and offered to investors, Heartland Advisors will, consistent with each Fund's objective and investment policies, consider making investments in such new types of securities.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities. Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.

Indexed Securities

Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which a Fund may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability to value accurately indexed securities and a Fund's ability to dispose of these securities.

Loan Interests

Each Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary. If a Fund acquires a loan interest under which the Fund derives its rights directly from the borrower, such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that a Fund and other lenders become entitled to take possession of shared collateral being held in connection with a loan interest as a result of default or insolvency, it is anticipated that such collateral would be held in the custody of an institution for their mutual benefit.

Typically, the U.S. or foreign commercial bank, insurance company, finance company, or other financial institution that originates, negotiates and structures the loan interest (the "Agent") administers the terms of the loan agreement. As a result, a Fund will generally rely on the Agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. A Fund may also rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower, if necessary. However, a Fund may be required to perform certain tasks on its own behalf in the event the Agent does not perform certain administrative or enforcement functions.

A Fund may incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest, in the event the Agent becomes insolvent or enters into receivership or bankruptcy proceedings. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

Real Estate Investment Trusts

Each Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs") which may own real estate properties ("equity REITs") or may make or purchase mortgages on real estate ("mortgage REITs").

REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. Equity REITs may be adversely affected by rising interest rates, which may increase the costs of obtaining financing for real estate projects or cause investors to demand a high annual yield from future distributions. Mortgage REITs may experience diminished yields during periods of declining interest rates if they hold mortgages that the mortgagors elect to prepay during such periods. In addition, the failure of a REIT in which a Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund's investment.

Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to depend upon specialized management skills and may have limited diversification causing them to be subject to risks inherent in operating and financing a limited number of properties.

Rights and Warrants

Each Fund may purchase rights and warrants, which are securities giving the holder the right, but not the obligation, to purchase the underlying securities at a predetermined price during a specified period or perpetually. Rights and warrants are considered more speculative than certain other types of investments because they generally have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. In addition, the prices or rights and warrants do not necessarily move parallel to the prices of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration dates.

When-Issued and Delayed-Delivery Securities; Forward Commitments

Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but normally the securities are not issued, and delivery and payment for such obligations normally does not take place, for a month or more after the purchase date. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Obligations purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund's net asset value.

On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, a Fund will establish and maintain, for the term of the position, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the position.

PORTFOLIO MANAGEMENT STRATEGIES

The following information supplements the discussion of the Funds' investment objectives and policies in their respective prospectuses.

Borrowing

The extent to which a Fund will borrow will depend, among other things, on market conditions and interest rates. Each Fund may borrow from any bank or other person up to 5% of its total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. Each Fund may also borrow from banks up to one-third of its total assets for other purposes such as facilitating the management of its investment portfolio and making other investments or engaging in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements).

Foreign Currency Transactions

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Funds may engage in foreign currency transactions on a spot, or cash, basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts ("forward contracts"). Forward contracts are contractual obligations to purchase or sell a specific currency at a future date (or within a specified time period) at a price set at the time of the contract. These contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

In addition, when Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund. There is no assurance that Heartland Advisors' use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

Forward foreign exchange contracts may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code. See "Types of Securities - Derivative Instruments - Federal Tax Treatment of Options and Futures Contracts."

Change or Influence Control over Portfolio Companies

As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to change or influence control of the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of changing or influencing control of management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

It is expected that a Fund would make investments for purposes of changing or influencing control only on a selective basis when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

Lending Portfolio Securities

Each Fund may lend its portfolio securities to institutional investors or broker-dealers up to a maximum of one-third of its total assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security lent. The collateral received by a Fund will be invested in short-term debt instruments. A Fund receives amounts equal to earned income for having made the loans. A Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, a Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. A Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks or nonbank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements which mature in more than seven days will be treated as illiquid securities under the guidelines adopted by Heartland's Board of Directors and will be subject to each Fund's limitation on investments in illiquid securities. See "Types of Securities - Illiquid Securities" above.

Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest. Since the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to repay the purchase price, repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of and costs in connection with the disposal of the underlying securities. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Reverse Repurchase Agreements and Dollar Rolls

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time. A Fund generally retains the right to interest and principal payments on the security. While a reverse repurchase agreement is outstanding, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the agreement.

Each Fund may also enter into dollar rolls, in which the Fund would sell securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time of entering into a dollar roll, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation to buy the securities.

To the extent the value of the security that a Fund agrees to purchase pursuant to a reverse repurchase agreement or a dollar roll declines, the Fund may experience a loss. Reverse repurchase transactions and dollar rolls may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement or dollar roll, a Fund will take into account the creditworthiness of the counterparty.

Short Sales

Each Fund may engage in short sales of securities under certain circumstances. Selling securities "short against the box" involves selling a security that a Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future to hedge protectively against anticipated declines in the market price of its portfolio's securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. A Fund may also engage in short sales of securities of an issuer ("acquirer") that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquirer. A Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquirer securities. If the value of an acquirer's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

Standby Commitments

To facilitate portfolio liquidity, the Funds may obtain standby commitments from brokers, dealers or banks with respect to debt securities in their portfolios. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price, generally equal to the amortized cost of the underlying security plus accrued interest, on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing its yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, Heartland Advisors evaluates those risks by reviewing the creditworthiness of the brokers, dealers and banks from which a Fund obtains standby commitments to evaluate those risks.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions. Unless otherwise expressly provided herein, any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of a Fund's assets will not be considered a violation of the restriction. Calculations based on total assets do not include cash collateral held in connection with portfolio lending activities.

Restrictions that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the 1940 Act. Non-fundamental restrictions may be changed by the Heartland Board of Directors without shareholder approval.

Under the 1940 Act, "majority approval of shareholders" means approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

Fundamental Restrictions Common to the Funds

As a matter of fundamental policy, which may not be changed without shareholder approval, no Fund may:

1. Concentration. Invest more than 25% of total assets in securities of non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of securities issued or guaranteed by national governments,1  their agencies or instrumentalities.

2. Real Estate. Purchase or sell real estate, except the Fund may (i) acquire real estate as a result of ownership of securities or other instruments, (ii) invest in securities or other instruments backed by real estate, and (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts.

3. Borrowing. Borrow money or property, except the Fund may (i) make investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33⅓% of total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), and (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary purposes. Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law.

4. Loans. Make loans, except the Fund may (i) acquire publicly distributed or privately placed debt securities and purchase debt, (ii) purchase money market instruments and enter into repurchase agreements, and (iii) lend portfolio securities. No Fund may lend portfolio securities if, as a result thereof, the aggregate of all such loans would exceed 33⅓% of total assets taken at market value at the time of such loan.

5. Underwriting. Underwrite the securities of other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

6. Senior Securities. Issue senior securities, except to the extent permitted under the 1940 Act.

7. Commodity Interests. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except the Fund may purchase or sell futures contracts, options on futures contracts and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses.

(1)
For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of mutual fund policies concerning concentration, they shall not be included within the types of governmental issuers excluded from the Funds' concentration policies.

Other Fundamental Restrictions

In addition to the fundamental restrictions common to all the Funds, the Funds have fundamental policies on diversification, pledging of assets, short sales and affiliate transactions, as described below.

Diversification. The Select Value Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) may not, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

The Value Plus Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (b) may not invest more than 10% of the fair market value of its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Value Plus Fund also may not purchase more than 10% of the outstanding voting securities of an issuer.

The Value Fund may not invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government agency securities and securities backed by the U.S. Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Fund will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer. The Value Fund may not purchase more than 10% of the outstanding voting securities of an issuer.

Pledging of Assets. The Select Value Fund may not mortgage, hypothecate or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options and other hedging activities. The Select Value Fund also will not pledge more than 15% of its net assets to secure its permitted borrowings.

Each of the Value Plus and Value Funds may not pledge more than 15% of its net assets to secure its permitted borrowings.

Short Sales. The Value Fund may sell securities short when it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short, or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Fund's total assets, or if more than 10% of its net assets would be held as collateral for such short positions.

The other Funds do not have a fundamental restriction governing short sales.

Non-Fundamental Restrictions

Each Fund's investment objective (set forth in its Prospectus) and the following non-fundamental restrictions are subject to change by Heartland's Board of Directors without shareholder approval.

No Fund may:

1. Investment Companies. Purchase securities of other open-end or closed-end investment companies, except as permitted by the 1940 Act. Subject to approval by the Heartland Board of Directors, the Fund may invest all (or substantially all) of its assets in the securities of a single open-end investment company (or series thereof) with the same investment objective and substantially the same investment policies and restrictions as the Fund in connection with a "master/feeder" arrangement. The Fund and one or more other mutual funds or other eligible investors with identical investment objectives ("Feeders") would invest all (or a portion) of their respective assets in the shares of another investment company (the "Master") that had the same investment objective and substantially the same investment policies and restrictions as the Feeders. The Fund would invest in this manner in an effort to achieve economies of scale associated with having the Master make investments in portfolio companies on behalf of the Feeders.

2. Illiquid Securities. Purchase a security if, as a result, more than 15% of net assets would be invested in illiquid securities.

3. Margin Purchases. Purchase securities on margin, except that a Fund may (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling and other arbitrage activities.

4. Short Sales. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures, options on futures, or other derivative instruments are not deemed to constitute selling securities short.

5. Concentration. For purposes of a Fund's fundamental restriction on concentration, industries shall be determined by reference to the classifications specified in the Fund's annual and semiannual reports. For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of such restriction, investments in foreign governments shall be so limited.

6. Futures Contracts. Purchase a futures contract or an option on a futures contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions, less the amount by which such positions are in the money within the meaning of the Commodity Exchange Act, would exceed 5% of the Fund's net assets.

7. Real Estate Investment Trusts. Invest more than 10% of its total assets in real estate investment trusts.

PORTFOLIO TURNOVER

Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal years ended December 31, 2006 and 2007, the portfolio turnover rates for the Funds were as follows:

	2006	2007
Select Value Fund	51%	63%
Value Plus Fund	45%	107%
Value Fund	49%	56%

MANAGEMENT

Under applicable law, the Board of Directors is responsible for management of Heartland and provides broad supervision over its affairs. Pursuant to Heartland's Bylaws, the Board delegates day-to-day management of the Funds to the officers of Heartland. The Board meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of Heartland, and hires the Funds' service providers, including the Funds' investment advisor, Heartland Advisors, Inc., and distributor of the Funds' shares, ALPS Distributors, Inc. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with Heartland Advisors and each Fund's distribution plan and related distribution agreements. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of Heartland's business. The policy of Heartland is that 75% of Board members must not be "interested persons" (within the meaning of the 1940 Act) of Heartland Advisors, the Distributor, or the Funds' transfer agent, and that the Chairman of the Board must not be an interested person. The following table presents information about each Director and Officer of Heartland:

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Independent Directors:
Ward D. Armstrong 6898 Edgebrook Place Eden Prairie, MN 55346 Birthdate: 01/54	Director	Since 2/08	Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, from 2002-2004; Chairman Ameriprise Trust Company, November 1996 to May 2007.	3	None

Michael D. Dunham 12000 West Park Place Milwaukee, WI 53224 Birthdate: 07/45	Director	Since 1/04	Chairman of the Board, Merge Technologies, Inc. since July 2006; President, DGA Real Estate, LLC since January 2006; President and Owner of Dunham Global Associates, Ltd., since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Merge Technologies, Inc. (a provider of radiology imaging and information integration solutions)

Kenneth A. Kavajecz University of Wisconsin School of Business 975 University Avenue Madison, WI 53706 Birthdate: 03/66	Director	Since 2/08	Associate Dean of Masters Programs, University of Wisconsin-Madison, since July 2006; Associate Professor of Finance, University of Wisconsin-Madison, since April 2004; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003.	3	None

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Dale J. Kent 1900 South 18th Avenue West Bend, WI 53095 Birthdate: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen LLP, 1986 to 2002; employed by Arthur Andersen LLP, in other capacities, 1974 to 1985.	3	None

Robert A. Rudell 789 North Water Street Milwaukee, WI 53202 Birthdate: 09/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capcities; 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present; Director, Vantagepoint Funds, March 2007 to present.

Interested Directors and Officers:
William (“Bill”) J. Nasgovitz(3) 789 North Water Street Milwaukee, WI 53202 Birthdate: 10/44	President and Director	Since 12/84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

David C. Fondrie 789 North Water Street Milwaukee, WI 53202 Birthdate: 7/49	Chief Executive Officer	Since 1/06
Director, Heartland Advisors, Inc. since May 2006; Director of Equity Research, Heartland Advisors, Inc. since 2000; employed by Heartland Advisors, Inc. in other capacities since 1994; President of Casino Resource Corporation, 1993 to 1994; Executive Vice President and Chief Financial Officer of Ransomes, Inc., 1987 to 1991; Senior Manager with PricewaterhouseCoopers, LLP, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.
				N/A	N/A

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Paul T. Beste 789 North Water Street Milwaukee, WI 53202 Birthdate: 1/56	Vice President Secretary	Since 9/97 Since 11/05
Secretary and Treasurer, Heartland Value Manager, LLC, since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; employed by Heartland Advisors, Inc. in other capacities since 1997; Director of Taxes/ Compliance, Strong Capital Management, Inc., 1992 to 1997.
			N/A	N/A

Nicole J. Best 789 North Water Street Milwaukee, WI 53202 Birthdate: 9/73	Vice President and Chief Compliance Officer	Since 11/05
Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since November 2005; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001—August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc. June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities since 1998; employed by Arthur Andersen LLP, 1995 to 1998.
			N/A	N/A

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director(2)

Christine Johnson 789 North Water Street Milwaukee, WI 53202 Birthdate: 8/72	Treasurer and Principal Accounting Officer	Since 1/07
Vice President and Chief Financial Officer of Heartland Advisors, Inc. since August 2006; Assistant Director—Distribution Planning of Northwestern Mutual September 2003 to August 2006; Independent Consultant, 2003; Senior Manager with Deloitte & Touche LLP, June 2002 to May 2003; employed by Arthur Andersen LLP, 1994 to 2002.
			N/A	N/A

Kimberly R. O’Connor 789 North Water Street Milwaukee, WI 53202 Birthdate: 12/71	Assistant Secretary	Since 08/07
Vice President—Director of Marketing, Communications and Client Service of Heartland Advisors, Inc. since February 2007; Vice President—Director of Shareholder and Dealer Services of Heartland Advisors, Inc., January 2002 to February 2007; employed by Heartland Advisors, Inc. in other capacities since August 1998.
			N/A	N/A

(1)
Officers of Heartland serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Heartland serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2)
Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3)	William (“Bill”) J. Nasgovitz is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.

The standing committees of Heartland's Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Ward D. Armstrong, Kenneth A. Kavajecz, Robert A. Rudell, Dale J. Kent and Michael D. Dunham. Mr. Kent serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

The audit committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund's financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter. The audit committee had four meetings during the fiscal year ended December 31, 2007.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee generally accepts recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter. The nominating committee had five meetings during the fiscal year ended December 31, 2007.

Director Ownership of Fund Shares

The table below sets forth the dollar range of shares of the Funds owned by the directors of Heartland as of December 31, 2007.

Name of Director	Dollar Range of Equity Securities in each Heartland Fund	Aggregate Dollar Range of Equity Securities in All Heartland Funds Overseen by Director

Ward D. Armstrong(1)	None (Select Value) None (Value Plus) None (Value)	None

Michael D. Dunham	Over $100,000 (Select Value) $50,001- $100,000 (Value Plus) Over $100,000 (Value)	Over $100,000

Kenneth A. Kavajecz(1)	None (Select Value) None (Value Plus) None (Value)	None

Dale J. Kent	$10,001-$50,000 (Select Value) $10,001-$50,000 (Value Plus) $50,001- $100,000 (Value)	Over $100,000

William (“Bill”) J. Nasgovitz	Over $100,000 (Select Value) Over $100,000 (Value Plus) Over $100,000 (Value)	Over $100,000

Robert A. Rudell	$10,001-$50,000 (Select Value) $10,001-$50,000 (Value Plus) $10,001-$50,000 (Value)	Over $100,000

(1)	Ward D. Armstrong and Kenneth A. Kavajecz were not directors of Heartland on December 31, 2007, but were first elected by the shareholders as directors on February 26, 2008.

No director who is not an interested person of Heartland, or his or her immediate family members, owned beneficially or of record, as of December 31, 2007, any securities of Heartland Advisors, the Distributor or any person directly or indirectly controlling, controlled by, or under common control with Heartland Advisors or the Distributor.

Director Compensation

Heartland pays the compensation of the Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to the Directors who are not interested persons of Heartland Advisors for their services during the fiscal year ended December 31, 2007:

Director(1)	Aggregate Compensation from Each Heartland Fund(2)	Pension or Retirement Benefits	Estimated Annual Benefits Upon Retirement	Total Compensation from Heartland Fund Complex(2)

Dale J. Kent	$ 4,197 (Select Value) $ 3,338 (Value Plus) $24,465 (Value)	None	None	$32,000

Michael D. Dunham	$ 3,936 (Select Value) $ 3,130 (Value Plus) $22,934 (Value)	None	None	$30,000

Robert A. Rudell	$ 4,341 (Select Value) $ 3,451 (Value Plus) $25,208 (Value)	None	None	$33,000

(1)
Ward D. Armstrong and Kenneth A. Kavajecz were first elected by the shareholders as directors of Heartland on February 26, 2008, and therefore received no compensation as a director of Heartland the fiscal year ended December 31, 2007.

(2)
Heartland has a deferred compensation program for its Directors under which they may elect to defer all or a portion of their compensation and invest the deferral in "phantom" shares of any Heartland Fund. The table above includes all deferred compensation of Directors. As of December 31, 2007, there were no participants in the deferred compensation plan.

Material Transactions with Independent Directors

No director who is not an interested person of Heartland, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in Heartland Advisors, the Distributor or any person directly or indirectly controlling, controlled by or under common control with Heartland Advisors or the Distributor, which exceeds $120,000. In addition, no director who is not an interested person of Heartland, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was Heartland; an officer of Heartland; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having Heartland Advisors as its investment adviser or the Distributor as its principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with Heartland Advisors or the Distributor; Heartland Advisors or the Distributor; an officer of Heartland Advisors or the Distributor; or a person directly or indirectly controlling, controlled by or under common control with Heartland Advisors or the Distributor, or an officer of any such "control" person. No director who is not an interested person of Heartland, or immediate family member, of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than as a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

Portfolio Managers

As described in the Prospectus, the portfolio managers of the Funds are as follows:

Select Value Fund	Hugh F. Denison David C. Fondrie Theodore D. Baszler William (“Will”) R. Nasgovitz

Value Plus Fund	Bradford A. Evans Michael D. Petroff Adam J. Peck

Value Fund	William (“Bill”) J. Nasgovitz Hugh F. Denison Bradford A. Evans

Portfolio Managers' Compensation Structure.

Each of the portfolio managers is a full time employee of Heartland Advisors. Heartland Advisors is responsible for paying all compensation, including various employee benefits, to the portfolio mangers. Portfolio manager compensation is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions. On an annual basis, each portfolio manager receives a fixed salary based primarily on the manager’s relevant industry experience, which may be increased each calendar year. Each portfolio manager is also eligible to participate in Heartland Advisors’ 401(k) plan this offered to all Heartland Advisors’ full-time employees.

On an annual basis, a portfolio manager is also eligible to receive the following compensation:

(1) A performance-based incentive, which takes into consideration the one-year and three-year performance of a Fund managed by the portfolio manager that performs in the top 50% of its respective Lipper category. Because each Fund is team managed, Heartland Advisors calculates the total potential pool for this performance-based incentive and generally allocates a portion of this pool to each Fund's management team member on a discretionary basis. This total pool is determined by multiplying a basis point factor (which generally ranges from 1.0 to 4.0 basis points) by the current assets under management of each respective Fund, using a minimum asset base of $250 million, for a Fund's one-year and three-year Lipper performance. The applicable basis point factor is determined based on the Fund's performance in its respective Lipper category for the applicable period; and

(2) A discretionary incentive, which is based, among other factors, on the research of securities that are held or considered for purchase for the Funds, the manager's contribution to a Fund's day-to-day management, team leadership, organizational development and the profitability of Heartland Advisors.

As an additional incentive, certain portfolio managers who also manage or attract separate advisory client assets for Heartland Advisors are eligible to receive a percentage of the annual advisory fees paid by such advisory clients to Heartland Advisors.

Finally, certain portfolio managers also participate in a phantom stock ownership plan offered by Heartland Advisors' parent company, Heartland Holdings, Inc., under which they are entitled to share in the growth of the value of the firm without actually having stock ownership

Portfolio Manager Ownership of Fund Shares. The table below sets forth the dollar range of shares of the Funds owned, directly and indirectly, by each portfolio manager as of December 31, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities in each Heartland Fund	Aggregate Dollar Range of Equity Securities in all Heartland Funds

Theodore D. Baszler	$100,001 - $500,000 (Select Value) $1 - $10,000 (Value Plus) $10,001 - $50,000 (Value)	$100,001 to $500,000

Hugh F. Denison	Over $1,000,000 (Select Value) $100,001 - $500,000 (Value Plus) Over $1,000,000 (Value)	Over $1,000,000

Bradford A. Evans	None (Select Value) None (Value Plus) $100,001 - $500,000 (Value)	$100,001 - $500,000

David C. Fondrie	$100,001 - $500,000 (Select Value) $50,001 - $100,000 (Value Plus) $100,001 - $500,000 (Value)	$100,001 - $500,000

William (“Bill”) J. Nasgovitz	Over $1,000,000 (Select Value) Over $1,000,000 (Value Plus) Over $1,000,000 (Value)	Over $1,000,000

William (“Will”) R. Nasgovitz	$50,001 - $100,000 (Select Value) $50,001 - $100,000 (Value Plus) $100,001 - $500,000 (Value)	$100,001 - $500,000

Adam Peck	$0 (Select Value) $100,001-$500,000 (Value Plus) $1-$10,000 (Value)	$100,001-$500,000

Michael D. Petroff	$10,001-$50,000 (Select Value) $1-$10,000 (Value Plus) $10,001-$50,000 (Value)	$50,001-$100,000

Other Accounts Managed by Portfolio Managers. The following table sets forth the number of other accounts managed by the portfolio managers (excluding the Funds) within each of the following categories and the total assets (in thousands) in such accounts, as of December 31, 2007. Except as noted below, none of the accounts managed by these portfolio managers is charged an advisory fee based on the performance of the account.

Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Theodore D. Baszler	None	None	252 totaling $213,564

Hugh F. Denison	None	None	251 totaling $209,512

Bradford A. Evans	None	None	29 totaling $43,923

David C. Fondrie	None	None	251 totaling $209,512

William (“Bill”) J. Nasgovitz	None	1 totaling $29,059	82 totaling $307,974

William (“Will”) R. Nasgovitz	None	None	251 totaling $209,512

Adam J. Peck	None	None	29 totaling $43,923

Michael D. Petroff	None	None	29 totaling $43,923

Mr. William (“Bill”) J. Nasgovitz manages the investments of a portion of a private investment fund (with total assets of $38,744,843 as of December 31, 2007) that is charged a fee based on the performance of the fund.

Conflicts of Interest. Many, but not all, of the other accounts managed by the Funds' portfolio managers have investment strategies similar to those employed for the Funds. Possible material conflicts of interest arising from the portfolio managers' management of the investments of the Funds, on the one hand, and the investments of other accounts, on the other hand, include the portfolio managers' allocation of sufficient time, energy and resources to managing the investments of the Funds in light of their responsibilities with respect to numerous other accounts, particularly accounts that have different strategies from those of the Funds; the fact that the fees payable to Heartland Advisors for managing the Funds may be less than the fees payable to Heartland Advisors for managing other accounts, potentially motivating the portfolio managers to spend more time on managing the other accounts; the proper allocation of investment opportunities that are appropriate for the Funds and other accounts; and the proper allocation of aggregated purchase and sale orders for the Funds and other accounts. Heartland Advisors has adopted comprehensive policies and procedures designed to mitigate these conflicts of interests.

Codes of Ethics

Heartland, Heartland Advisors and the Distributor each have adopted a personal trading code of ethics under Rule 17j-1 of the 1940 Act, which are designed to prevent advisory personnel and other access persons from engaging in any fraudulent or unlawful personal trading activity, such as insider trading. The codes of ethics permit officers, directors and employees of their respective companies to invest in securities, including securities that may be held by the Funds, subject to certain restrictions imposed by the codes to avoid actual or potential conflicts of interest.

Heartland has also adopted a code of ethics for its principal executive, financial and accounting officers as required by the Sarbanes-Oxley Act of 2002. This written code sets forth standards that are reasonably designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents Heartland files with the SEC and in other shareholder communications; compliance with applicable governmental laws, rules or registrations; the prompt internal reporting of violations of the code to an appropriate person; and accountability for adherence to the code.

Proxy Voting Policies

Proxy voting policies adopted by Heartland are attached to this Statement of Additional Information as Appendix A. These proxy voting policies describe the procedures used by Heartland to determine how to vote proxies with respect to securities held by the Funds. Information regarding how Heartland actually voted proxies relating to portfolio securities held by the Funds during the 12-month period ended June 30 is also available (1) without charge, upon request, by calling 1-800-432-7856, and on Heartland's website at www.heartlandfunds.com, and (2) on the SEC's website at www.sec.gov.

Policy Regarding Disclosure of Portfolio Holdings

The Heartland Board of Directors has adopted policies and procedures with respect to the disclosure of information regarding portfolio holdings of the Funds (the “Disclosure Policy”). The Board of Directors reviews the Disclosure Policy at least annually and oversees implementation of the Disclosure Policy by the Funds’ Chief Compliance Officer.

Heartland and Heartland Advisors recognize that information about the Funds’ portfolio holdings is an asset of the Funds and may constitute material, non-public information and that, without appropriate safeguards, selective disclosure of such information may run afoul of the anti-fraud provisions of the federal securities laws. In general, the Disclosure Policy is intended to prohibit the disclosure of the Funds’ portfolio holdings information except under limited circumstances as described below. In addition to broad dissemination of the Funds’ portfolio holdings (either through required filings with the SEC or website postings), the Disclosure Policy permits selective disclosure of such information in limited circumstances when it is legally required or determined to be in the best interests of shareholders of the Fund and other legitimate business reasons to do so and the recipients of such information are subject to a duty of confidentiality, including a duty not to trade on the basis of such information. Disclosure of portfolio holdings information, other than under the circumstances described below, requires the authorization of the Funds’ Chief Compliance Officer, subject to approval or ratification by the Heartland Board of Directors. Conflicts of interest between the interests of the Funds’ shareholders, on the one hand, and those of Heartland Advisors or any other affiliated person of the Funds, on the other hand, with respect to the disclosures of a Fund’s portfolio holdings information are resolved by the Funds’ Chief Compliance Officer who may consult with the independent directors of the Funds and/or legal counsel, and then reported to the Board at its next regularly scheduled meeting.

Disclosure to Service Providers. The Funds may disclose information relating to the Funds’ portfolio holdings to various service providers in connection with the day-to-day operations and management of the Funds. Such disclosures are essential to the ability of such services providers to carry out their responsibilities to the Funds. Each service provider is contractually and/or ethically prohibited from further disclosing portfolio holdings information to other unaffiliated third parties unless specifically authorized by the Funds’ Chief Compliance Officer, and from trading on the basis of such information. The frequency of disclosure to these service providers may vary, depending on the needs of these service providers for such information to function effectively. Portfolio holdings disclosure to the Funds’ advisor, custodian, transfer agent and fund accountant is generally on a daily basis, with no lag. These service providers include:

•	Heartland Advisors, Inc. - the Funds’ investment adviser (daily disclosure of portfolio holdings);
•	Brown Brothers Harriman & Co. - the custodian of the Funds’ securities and other assets (daily disclosure of portfolio holdings);
•	Citi Fund Services Ohio, Inc. - the Funds’ transfer agent and fund accountant (daily disclosure of portfolio holdings);

•	ALPS Distributors, Inc. - the principal underwriter and distributor of shares of the Funds (disclosure of portfolio holdings generally on a quarterly basis and otherwise from time to time as needed);
•
PricewaterhouseCoopers LLP - an independent registered public accounting firm engaged to provide audit, audit-related and tax services to the Funds (portfolio holdings are disclosed to this firm on a semi-annual basis in connection with the preparation of annual and semi-annual reports to shareholders, and otherwise from time to time as needed);

•
Quarles & Brady LLP - legal counsel to the Funds (portfolio holdings are disclosed to this firm on a quarterly basis in connection with the preparation of regulatory filings and otherwise from time to time as needed);

•
Glass Lewis & Co. - a proxy voting service used by the Funds (portfolio holdings are disclosed to this service provider as frequently as needed to enable it to vote proxies with respect of such holdings);

•
FactSet Research Systems, Inc. - systems vendor (portfolio holdings are disclosed daily to this firm, without any lag, so that it can provide reports, information and research on such holdings for the benefit of the Advisor); and

•
The Printery, and, from time to time, other print/mail houses - parties that facilitate the printing and delivery of Fund regulatory filings, prospectuses and shareholder communications (portfolio holdings are disclosed to them to the extent reflected in documents they are asked to print or mail about a week or so before they are delivered to shareholders).

Disclosure Required by Law. The Funds will publicly disclose all holdings in their semi-annual and annual reports to shareholders, as well as in Form N-Q, which is filed with the SEC within 60 days after the end of the Funds’ first and third fiscal quarters. Heartland will post these regulatory filings on its website at www.heartlandfunds.com, and the filings are also available on the SEC’s website at www.sec.gov. In addition, Fund portfolio holdings will be disclosed (1) in response to requests or inquiries from governmental and regulatory agencies, (2) in applicable regulatory filings, such as Schedule 13G and Form 13F reports, (3) in compliance with a valid subpoena or court order, and (4) in connection with class action and other litigation involving a particular holding to which a Fund may be a party.

Disclosure to Broker/Dealers. The Trading and/or Research Departments of Heartland Advisors may periodically furnish lists of portfolio holdings to various broker/dealers to facilitate efficient trading in portfolio securities for the Funds and to receive relevant research. These lists will not identify individual or aggregate positions, or identify particular clients, including the Funds. In connection with fulfilling their duties to the Funds, personnel of Heartland Advisors determine the frequency of disclosure to broker/dealers for trading and research. Such disclosure varies and may be as frequent as daily, and with no delay. These broker/dealers are prohibited from trading personally on the basis of such information.

Disclosure of Individual Holdings. Portfolio managers, research analysts, and other spokespersons of Heartland Advisors may disclose or confirm, on a periodic basis, the ownership of any individual portfolio holding in materials prepared for Fund shareholders (e.g., manager commentary), media interviews, due diligence meetings with clients or prospective clients, consultants, and ranking and rating organizations. In making any such disclosure, personnel of Heartland Advisors are subject to the Heartland Funds’ Business Conduct Rules and Code of Ethics, which include a duty to act in the best interests of clients, including the Funds, and to protect material nonpublic information of the Funds. In addition, the Funds’ complete portfolio holdings are currently disclosed on a periodic basis to the following recipients as part of ongoing arrangements that serve legitimate business purposes and are in the best interests of the Funds and their shareholders: Lipper, Inc.; Morningstar, Inc.; Callan Associates; and Mercer Investment Consulting. These organizations generally receive monthly portfolio holdings information within 10 business days following month-end. These organizations have a duty of confidentiality with respect to such portfolio holdings information, including a duty not to trade on the basis of such information. These organizations provide ratings and ranking information and other data regarding the Funds and Heartland Advisors for use by investors and investment consultants.

Disclosure of Aggregate Holdings. Aggregate portfolio characteristics may be made available without a delay. Examples of aggregate portfolio characteristics include (1) the allocation of a Fund’s holdings among various asset classes, sectors, or industries, (2) the attribution of Fund returns by asset class, sector or industry, and (3) the volatility characteristics of a Fund. Such disclosure has been determined not to constitute material, non-public information, the disclosure of which is not harmful to the shareholders of the Funds.

The Disclosure Policy may not be waived, or exceptions made, without the consent of the Funds’ Chief Compliance Officer. In determining whether to grant a waiver or make an exception, the Chief Compliance Officer will consider any potential conflicts of interest, taking into consideration all relevant facts and circumstances, including, but not limited to, the frequency and extent of the disclosure, and the intended use of the information disclosed. Before granting such a waiver or exception, the Chief Compliance Officer must determine that disclosure of portfolio holdings information serves a legitimate business purpose, is in the best interests of the particular Fund and its shareholders, and that the recipient is subject to a duty of confidentiality, including an obligation to not trade on such information. All waivers or exceptions will be disclosed to the Board of Directors of Heartland for its approval or ratification at its next regularly scheduled quarterly meeting.

In addition, Heartland Advisors has adopted policies and procedures to limit communications with the public about its clients’ portfolio holdings, including the Funds. These policies and procedures, which apply to all personnel of Heartland Advisors, (1) require coordination of media inquiries; (2) prohibit discussions of non-public information, including the unauthorized disclosure of portfolio holdings in any private account and the disclosure of securities on a restricted list or acquired in private placements and other private transactions or that represent significant positions in a particular issuer; and (3) prohibit public statements that are inconsistent with Heartland Advisors’ investment outlook, that constitute investment recommendations, or that may have the effect of "conditioning the market," such as positive statements about a security intended to be sold or negative comments about a security intended to be purchased.

Neither Heartland nor Heartland Advisors (including any affiliates thereof) may receive compensation or other consideration in connection with the disclosure of any Fund’s portfolio holdings information.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 2, 2008 no person controlled any of the Funds and the directors and officers of Heartland Group, Inc. as a group owned less than __% of the outstanding shares of the Value Fund, approximately __% of the Select Value Fund and __% of the Value Plus Fund. As of such date, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of any of the Funds except as follows:

Record or Beneficial Holder	Fund	No. of Shares (%)

Charles Schwab & Co., Inc. ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122 (record holder)	Select Value Value Plus Value	__________ __________ __________	_____% _____% _____%

National Financial Services Corp. The Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281-1003 (record holder)	Select Value Value Plus Value	__________ __________ __________	_____% _____% _____%

FII0C 100 Magellan Way KW1C Covington, KY 41015-1987 (record holder)	Select Value	__________	_____%

Pershing LLC One Pershing Plaza Product Spuport 14th Floor Jersey City, NJ 07399 (record holder)	Select Value Value Plus	__________ __________	_____% _____%

INVESTMENT ADVISORY AND OTHER SERVICES

Heartland Advisors provides investment management and administrative services to the Funds pursuant to identical Investment Advisory Agreements with respect to all of the Funds. All of these agreements are collectively referred to as the "Management Agreements." Bill Nasgovitz, a Director and the President of Heartland, controls Heartland Advisors by virtue of his indirect ownership of a majority of its outstanding capital stock and serves as its President and Chief Executive Officer. Heartland Advisors, founded in 1982, serves as the investment advisor for the Funds, and also provides investment management services for individuals, institutions and retirement plans. As of March 31, 2008, Heartland Advisors had approximately $___ billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of the outstanding voting stock of Heartland Holdings, Inc., which owns all of the stock of Heartland Advisors.

Under the Management Agreements, the Select Value Fund pays Heartland Advisors an annual management fee at the rate of 0.75% of the Fund’s average daily net assets up to $1 billion and 0.70% of the Fund’s average daily net assets in excess of $1 billion; the Value Fund pays Heartland Advisors an annual management fee at the rate of 0.75% of the Fund's average daily net assets; and the Value Plus Fund pays Heartland Advisors an annual management fee at the rate of 0.70% of the Fund's average daily net assets. The fees are paid in monthly installments.

Each of the Management Agreements continues from year to year only if such continuation is approved annually by the Board of Directors of the Funds, including at least a majority of the Directors who are not "interested persons" of the Funds (as that term is defined in the Investment Company Act of 1940). The Board of Directors, including all of the Directors who are not interested persons of the Funds, last approved the annual continuation of the Management Agreements at a regular quarterly meeting held in May 2007.

The Management Agreements may enable Heartland Advisors to receive investment research products and services from certain broker-dealers as a result of its authority to allocate securities transactions for the Funds to those firms.

The following table sets forth the management fees paid by each Fund to Heartland Advisors for the last three fiscal years:

	2005	2006	2007
Select Value Fund	$922,995	$1,983,932	$2,514,576
Value Plus Fund	$2,279,519	$1,746,717	$1,852,527
Value Fund	$12,169,390	$13,258,974	$14,760,533

Under the Management Agreements, Heartland Advisors manages the investment operations of the Funds and provides administrative services. Subject to the supervision and control of the Board of Directors, Heartland Advisors is authorized to formulate and maintain a continuing investment program with respect to the Funds and to determine the selection, amount, and time to buy, sell or lend securities or other investments for the Funds, including the selection of entities with or through which such purchases, sales or loans are to be effected. In addition, Heartland Advisors supervises the business and affairs of the Funds and provides such services and facilities as may be required for effective administration of the Funds. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

Heartland Advisors at its own expense furnishes all executive and other personnel to the Funds, paying all salaries and fees of the officers and directors of Heartland who are employed by Heartland Advisors or its affiliates. In addition, Heartland Advisors provides office space and other facilities required to render the services set forth above. Heartland Advisors is not required to pay or provide any credit for services provided by Heartland's custodian, transfer agent or other agents without additional costs to Heartland. Moreover, if Heartland Advisors pays or assumes any expenses of Heartland or a Fund which it is not required to pay or assume under the Management Agreements, Heartland Advisors will not be obligated to pay or assume the same or similar expense in the future.

The Funds bear all their other expenses including all charges of depositories, custodians and other agencies for the safekeeping and servicing of their cash, securities and other property; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption and other agents for the benefit of the Funds; all charges for equipment or services used for obtaining price quotations or for communication with the Funds' custodian, transfer agent or any other agent selected by Heartland; all charges for accounting services provided to the Funds by Heartland Advisors or any other provider of such services; all charges for services of Heartland's independent auditors and legal counsel; all compensation of directors and officers (other than those employed by or who serve as directors of Heartland Advisors or its affiliates), all expenses of Heartland's officers and directors incurred in connection with their services to the Funds, and all expenses of meetings of the directors or committees thereof; all expenses incidental to holding meetings of shareholders, including expenses of printing and supplying to each record-date shareholder notice and proxy solicitation materials, and all other proxy solicitation expenses; all expenses of printing of annual or more frequent revisions of the Funds' prospectuses, statements of additional information and shareholder reports, and of supplying to each then existing shareholder copies of such materials as required by applicable law; all expenses of bond and insurance coverage required by law or deemed advisable by the Heartland Board of Directors; all brokers' commissions and other normal charges incident to the purchase, sale or lending of portfolio securities; all taxes and governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; all expenses of registering and maintaining the registration of Heartland under the 1940 Act and, to the extent no exemption is available, expenses of registering shares under the Securities Act of 1933, of qualifying and maintaining qualification of Heartland and of shares of the Funds for sale under the securities laws of various states or other jurisdictions, and of registration and qualification of Heartland under all other laws applicable to Heartland or its business activities; all interest on indebtedness and commitment fees for lines of credit, if any, incurred by Heartland or the Funds; and all fees, dues and other expenses incurred by Heartland in connection with membership in any trade association or other investment company organization. Any expenses that are attributable solely to the organization, operation or business of a particular Fund shall be paid solely out of that Fund's assets. Any expenses incurred by Heartland that are not solely attributable to a particular Fund are apportioned in such a manner as Heartland Advisors determines is fair and appropriate, or as otherwise specified by the Board of Directors.

The Management Agreements provide that neither Heartland Advisors, nor any of its directors, officers, shareholders, agents or employees shall have any liability to Heartland or any shareholder of Heartland for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Heartland Advisors of its duties under the agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Heartland Advisors' part or from reckless disregard by Heartland Advisors of its obligations and duties under the agreement.

Litigation Matters. On January 25, 2008, Heartland Advisors, Inc. (“HAI”), William J. Nasgovitz (President of HAI, President and a director of Heartland Group, Inc. (the “Funds”) and a portfolio manager), Paul T. Beste (Chief Operating Officer of HAI and Vice President and Secretary of the Funds), Kevin D. Clark (Senior Vice President and portfolio manager of HAI) and Hugh F. Denison (a portfolio manager and Senior Vice President of HAI) (HAI, Nasgovitz, Beste, Clark and Denison collectively referred to herein as the “Respondents”) and certain others no longer associated with the Funds, reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved the issues resulting from the SEC’s investigation of HAI’s pricing of certain bonds owned by the Heartland High-Yield Municipal Bond Fund and the Heartland Short Duration High-Yield Municipal Fund (collectively the “HY Bond Funds”), and HAI’s disclosures to the Funds’ Board of Directors and investors concerning HAI’s efforts to evaluate bond issuers in connection with the operation of the HY Bond Funds during calendar year 2000. The Respondents do not admit or deny any wrongdoing and the settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC’s administrative order involves, among other things: (i) findings by the SEC that the Respondents violated certain federal securities laws; (ii) a cease and desist order against the Respondents; (iii) a censure of the Respondents (other than Mr. Denison); (iv) payment by the Respondents (other than Mr. Denison) of disgorgement of $1; and (v) civil money penalties against the Respondents (other than Mr. Denison) as follows: HAI and Mr. Nasgovitz, jointly and severally, $3.5 million; Mr. Beste, $95,000; and Mr. Clark, $25,000. In connection with this administrative settlement, the SEC’s civil complaint against the Respondents was dismissed.

Transfer and Dividend Disbursing Agent

Citi Fund Services Ohio, Inc. ("CITI"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer and dividend disbursing agent for the Funds.

Bookkeeping and Accounting Agreement

For certain bookkeeping and accounting services it provides to the Funds, Citi receives an annual fee based on total assets of all Funds prorated among them in an amount equal to 0.025% on the first $3 billion of average daily net assets and 0.015% of average daily net assets in excess of $3 billion.

For the fiscal years ended December 31, 2005, 2006 and 2007, the total compensation paid to Citi (formerly “BISYS Fund Services Ohio, Inc.”) for certain bookkeeping and accounting services was $678,452, $603,003, and $675,218, respectively.

Custodian

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for the Funds. The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments. Subcustodians may provide custodial services for certain assets of the Funds held domestically and outside the U.S.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, an independent registered public accounting firm, audits the annual financial statements of the Funds and report thereon, reviews certain regulatory reports and prepares and/or reviews the federal income tax returns, and performs other professional auditing, tax and accounting services when engaged by Heartland to do so.

DISTRIBUTION OF SHARES

ALPS Distributors, Inc. (the "Distributor"), 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as principal underwriter and distributor of the shares of the Funds.

Under the Distribution Agreement approved by the Board of Directors of Heartland (including a majority of those directors who are not interested persons of Heartland or of the Distributor), the Distributor may solicit orders for the sales of shares of the Funds and has agreed to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of shares of the Funds, including without limitation advertising, compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current shareholders, and the printing and mailing of sales literature.

The Distribution Agreement will continue for each Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the members of Heartland's Board of Directors who are not interested persons of the Fund or the Distributor, cast in person at a meeting for the purpose of voting on such approval, and (ii) by the vote of either a majority of Heartland's Board or a majority of the outstanding voting securities of the Fund. Notwithstanding the above, the Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice by either party and will automatically terminate in the event of its assignment.

Distribution Expenses

Rule 12b-1 Plan. Each Fund has adopted a distribution plan (the "Rule 12b-1 Plan") which, among other things, requires it to pay the Distributor a monthly amount of up to 0.25% of its average daily net assets computed on an annual basis. Any amount of such payment not paid by the Distributor during a Fund’s fiscal year for distributing and servicing the Fund’s shares shall be reimbursed by the Distributor to the Fund as soon as practicable after the end of the fiscal year.

All or a portion of these fees may be paid, pursuant to contractual commitments, to brokers, dealers, banks and others who provide various services to its customers who hold Fund shares. Among others, these services may include: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising and sales literature; and (4) preparing account statements and confirmations. Because the fee is paid out of a Fund's assets on an ongoing basis, fees paid under the Rule 12b-1 plan will increase the cost of your investment and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

The Plan reimburses the Distributor for distributing and servicing each Fund's shares. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution or other person who renders assistance in distributing or promoting the sale of Fund shares, provides shareholder services to the Funds or has incurred any of the aforementioned expenses on behalf of the Fund pursuant to either a Dealer Agreement or other authorized arrangement. Covered servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. Each Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by a Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with another Fund.

Each Fund's Rule 12b-1 Plan also authorizes the Fund to pay covered distribution and servicing expenses directly rather than through the Distributor, subject to the requirement that the aggregate amounts paid directly and to the Distributor do not exceed 0.25% per annum of the Fund's average daily net assets. A Fund's direct payment of covered distribution and servicing expenses is made with the Distributor's knowledge primarily for administrative convenience.

Under the Rule 12b-1 Plan, the Distributor provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

The Rule 12b-1 Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Directors, including a majority of the Directors who are not interested persons of the Distributor, cast in person at a meeting called for such purpose.

The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b-1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

Fees Payable by Share Class.

Investor Class Shares. The maximum amount of fees payable under the Rule 12b-1 Plan during any year with respect to Investor Class Shares of each Fund is twenty-five basis points (0.25%) of the average daily net assets of such Fund which are attributable to its Investor Class Shares. Because the fee is paid out of a Fund's assets on an ongoing basis, fees paid under the Rule 12b-1 Plan will increase the cost of your investment in the Investor Class Shares and may cost you more over time than paying other types of sales charges imposed by some mutual funds.

Institutional Class Shares. Institutional Class Shares have no fees payable under the Rule 12b-1 Plan.

Fees Paid by the Funds under Rule 12b-1 Plan. For the fiscal year ended December 31, 2007, the Funds' Investor Class Shares paid the following amounts to the Distributor and Heartland Investor Services, LLC (the Funds’ former distributor), under the Rule 12b-1 Plan: $838,192 for the Select Value Fund; $661,615 for the Value Plus Fund; and $3,944,829 for the Value Fund.

The principal types of activities for which the Funds' Investor Class Shares made payments (net of waivers) under the Rule 12b-1 Plan for the fiscal year ended December 31, 2007 were as follows:

	Advertising/ Sales Literature	Printing/Mailing of Prospectuses (Other than to Current Investors)	Underwriter Compensation	Broker-Dealer Compensation*	Sales Personnel Compensation
Investor Class Shares:
Select Value Fund	$_______	$_______	—	$_______	$_______
Value Plus Fund	$_______	$_______	—	$_______	$_______
Value Fund	$_______	$_______	—	$_______	$_______

*	Includes compensation to the Distributor, Heartland Investor Services, LLC (the Funds’ former distributor), other broker-dealers and financial institutions.

PORTFOLIO TRANSACTIONS

Heartland Advisors is responsible for each Fund's portfolio decisions and the placing of portfolio transactions, subject to the Fund's specific investment restrictions and requirements.

Purchases and sales for all portfolios managed by Heartland Advisors for its clients, including the Funds' portfolios, are allocated on a basis which is deemed to be fair and appropriate based on the characteristics and needs of the portfolios. Heartland Advisors may, when appropriate, aggregate purchases or sales of securities and allocate such trades among two or more portfolios. By so doing, Heartland Advisors anticipates that it may be able to decrease brokerage and transaction costs to its clients through volume discounts, reduction of brokerage commissions through negotiations not available to purchasers or sellers of smaller volumes of securities, and/or by obtaining the best pricing possible for such trades. In general, investment opportunities are allocated pro rata among clients that have comparable investment objectives and positions where sufficient quantities or trading volumes of a security make such allocation practicable. However, because many of the securities owned by Heartland Advisors' clients have a limited trading market, it may not be possible to purchase or sell a sufficient quantity of securities of a particular issuer at a particular time to allocate pro rata among all clients that have comparable investment objectives and positions. Blocks of such securities, when available, may require immediate purchase decisions by Heartland Advisors prior to allocation of the order among clients. In other instances, because of the nature of the markets for securities with lower volume, it may take a significant period of time to accumulate or dispose of a position in such securities at a price deemed acceptable by Heartland Advisors. In such cases, the price of the security may fluctuate over time and it may be desirable to allocate trades to a particular client or group of clients in order to accumulate or dispose of a position of reasonable size in relation to the size of the account with as little disruption of the market as possible.

In order to seek the fair treatment of all clients, while recognizing the inherent need for flexibility, especially in the micro cap and small cap markets and the markets for certain fixed income securities, it is Heartland Advisors' policy to allocate investment opportunities, purchases and sales among clients on a basis that considers the characteristics and needs of the clients, including their respective investment objectives, current securities positions, cash available for investment or cash needs, and similar factors based on the portfolio manager's best judgment under the circumstances.

In general, investment opportunities are allocated on a random or pro rata basis, with cash the major consideration, among clients that have comparable investment objectives and positions where sufficient quantities or trading volumes of a security exist. However, because many of the securities owned by Heartland Advisors' clients have a limited trading market, it may not be possible to purchase or sell a sufficient quantity of securities of a particular issuer at a particular time to allocate among all clients that have comparable investment objectives and positions. In other instances, because of the nature of the markets for securities with lower volume, it may take a significant period of time to accumulate or dispose of a position in such securities at a price deemed acceptable by Heartland Advisors. In such cases, the price of the security may fluctuate over time and it may be desirable to allocate trades to a particular client or group of clients in order to accumulate or dispose of a position of reasonable size in relation to the size of the account with as little disruption of the market as possible. There also may be situations where an investment opportunity, in particular a new idea, is only allocated to those accounts that the portfolio manager reasonably believes have sufficient size and diversification.

Heartland Advisors may, when appropriate, aggregate purchases or sales of securities and allocate such trades among two or more clients. By so doing, Heartland Advisors reasonably believes that over time it may be able to decrease brokerage and transaction costs to its clients through volume discounts, reduce brokerage commissions through negotiations not available to purchasers or sellers of smaller volumes of securities, and/or obtain better pricing than is possible for smaller trades. In general, an aggregated purchase or sale order that is only partially filled will be allocated on either a pro rata or random basis among the clients participating in the order.

Generally, clients participating in aggregated trades will receive the same average execution price on any given aggregated order on a given business day and transaction costs will be shared pro rata based on each client's participation in the transaction unless the client has designated a specific broker and negotiated a separate commission rate with that broker.

From time to time, Heartland Advisors may take advantage of opportunities to invest in initial public offerings of equity securities ("IPOs") as they arise. In general, an account may participate in an IPO allocation if the portfolio manager believes that, to the extent permitted by applicable law, and based on factors including the account's investment objectives, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, it is unlikely that any particular account will participate in every IPO allocation and certain accounts may never participate in IPO allocations. IPOs will generally be allocated on a random basis to all participating accounts in a manner that Heartland Advisors reasonably believes will lead to a fair and equitable distribution of IPOs over time.

Heartland Advisors may select, and establish securities accounts and process transactions through one or more securities brokerage firms. It selects brokers and dealers to execute transactions for the purchase or sale of portfolio securities based upon a judgment of their professional capability to provide the service, and in a manner deemed fair and reasonable to clients. The primary consideration in selecting broker-dealers is prompt and efficient execution of orders in an effective manner at the most favorable price, but a number of other judgmental factors may enter into the decision. These factors may include, for example: knowledge of negotiated commission rates and transaction costs; the nature of the security being purchased or sold; the size of the transaction; historical and anticipated trading volume in the security and security price volatility; and broker and dealer operational capabilities and financial conditions. Among the brokers that may be used are electronic communication networks (ECNs), which are fully disclosed agency brokers that normally limit their activities to electronic execution of securities transactions. While commission rates are a factor in Heartland Advisors' analysis, they are not the sole determinative factor in selecting brokers and dealers.

Heartland Advisors does not consider the efforts of any broker or dealer in marketing or selling shares of the Funds in its selection of brokers or dealers to execute portfolio transactions for the Funds.

As permitted by the Securities Exchange Act of 1934, as amended, Heartland Advisors engages in the long-standing investment management industry practice of paying higher commissions to brokers and dealers who provide brokerage and research services ("research services") than to brokers and dealers who do not provide such research services, if such higher commissions are deemed reasonable in relation to the value of research services provided. Heartland Advisors uses these research services in its investment decision-making processes. These types of transactions are commonly referred to as "soft dollar transactions."

Two different types of research services are typically acquired through these transactions: (i) proprietary research services offered by the broker or dealer executing a trade and (ii) other research services offered by third parties through the executing broker or dealer. Research services that may be obtained by Heartland Advisors through soft dollar transactions include, but are not limited to: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation services; research or analytical computer software and services; and services of economic and other consultants concerning markets, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Heartland Advisors also may generate soft dollars on riskless principal transactions in accordance with applicable regulatory requirements.

Research services so received enable Heartland Advisors to supplement its own research and analysis used in connection with providing advice to its clients as to the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; the furnishing to clients of analyses and reports; and the effecting of securities transactions and performing functions incidental thereto (such as clearance and settlement) on behalf of clients.

Soft dollar transactions are not effected pursuant to any agreement or understanding with any broker or dealer regarding a specific dollar amount of commissions to be paid to that broker or dealer. However, Heartland Advisors does in some instances request a particular broker or dealer to provide a specific research service which may be proprietary to that firm or produced by a third party and made available by that firm. In such instances, the broker or dealer, in agreeing to provide the research service, frequently will indicate to Heartland Advisors a specific or minimum amount of commissions which it expects to receive by reason of its provision of the particular research service. Although Heartland Advisors does not agree to direct a specific or minimum commission amount to a firm in that circumstance, it does maintain an internal procedure to identify those brokers who provide it with research services and the value of such research services, and endeavors to direct sufficient commissions (including commissions on transactions in fixed income securities effected on an agency basis, dealer selling concessions on new issues of securities and certain riskless principal transactions) to ensure the continued receipt of research services it feels are useful in managing client accounts.

In a few instances, Heartland Advisors receives from brokers products or services which are used both for investment research and for administrative, marketing, or other non-research or brokerage purposes. Heartland Advisors has a policy of not allocating brokerage business in return for products or services other than brokerage or research services in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934. In such instances, it makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be defrayed through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid by it in cash. In making such allocations, Heartland Advisors has a conflict of interest and has established reasonable procedures designed to address such conflicts.

Research or brokerage products or services provided by brokers may be used by Heartland Advisors in servicing any or all of its clients, and such research products or services may not necessarily be used by it in connection with client accounts which paid commissions to the brokers providing such product or service. In recognition of these factors, clients may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in Heartland Advisors' opinion, this policy furthers the objective of obtaining best price and execution. In addition, Heartland Advisors does not modify or reduce its fees based on the amount of brokerage or research services it receives from soft dollar transactions.

Pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Funds may engage an affiliated person (or an affiliated person of an affiliated person) to act as a broker in connection with purchases or sales of portfolio securities by the Funds, provided that the commission, fee or other remuneration paid to such broker, from any source, does not exceed (a) the usual and customary broker's commission if the transaction is effected on a securities exchange, (b) 2% of the sales price if the transaction is effected in connection with a secondary distribution of such securities, or (c) 1% of the purchase or sale price of such securities if the transaction is otherwise effected. A commission, fee or other remuneration will not be deemed to exceed the "usual and customary" broker's commission if the commission, fee or other remuneration is reasonable and fair compared to the commission, fee or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard does not allow the affiliated broker to receive more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, Heartland's Board of Directors, including a majority of the directors who are not interested persons, has adopted procedures which are reasonably designed to provide that any commission, fee or other remuneration paid to an affiliated broker is consistent with the foregoing standard, and determines at least quarterly that all transactions with affiliated brokers were effected in accordance with such procedures.

Pursuant to a plan adopted by Heartland's Board of Directors under, and subject to the provisions of Rule 10f-3 under the 1940 Act, the Funds may purchase securities during the existence of an underwriting or selling syndicate, when a principal underwriter is an affiliate of the Funds. The plan and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discounts and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

During the last three fiscal years, the aggregate commissions on portfolio transactions paid by the Funds were as follows:

	Year ended December 31,
	2005	2006	2007
Select Value Fund	$264,129	$592,520	$771,206
Value Plus Fund	$1,066,779	$850,631	$1,391,088
Value Fund	$6,050,346	$6,769,538	$8,448,735

The table below shows information on brokerage commissions paid by the Funds to brokers or dealers who supplied research services to Heartland Advisors during the fiscal year ended December 31, 2007:

Fund	Amount of Commissions Paid to Brokers or Dealers Who Supplied Research Services to Heartland Advisors	Total Dollar Amount Involved in Such Transactions (000’s)
Select Value Fund	$__________	$__________
Value Plus Fund	$__________	$__________
Value Fund	$__________	$__________

DESCRIPTION OF SHARES

Heartland Group, Inc. is a series company, which means the Board of Directors may establish additional series and classes within series, and may increase or decrease the number of shares in each class or series, all without shareholder approval. The Funds are each a separate mutual fund series of Heartland. Currently, three series are authorized and outstanding, and each series currently offers Investor Class and Institutional Class Shares. The authorized common stock of Heartland consists of one billion shares, par value $0.001 per share. Each share has one vote, and when issued and paid for in accordance with the terms of the offering, each share will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by the Funds' transfer agent. The investor will have the same rights of ownership with respect to shares as if certificates had been issued.

Heartland's Articles of Incorporation provide that the assets of each series belong to that series, subject only to the rights of creditors, and that such assets shall be charged with all liabilities in respect of that series and all expenses, costs, charges, and reserves attributable to that series. The Articles further provide that any assets or liabilities not readily identifiable to a series shall be allocated among the various series by or under the supervision of the Board of Directors in such manner and on such basis as the Board, in its sole discretion, deems fair and equitable, and that such allocation shall be conclusive and binding for all purposes. Heartland is aware of no statutory provisions or case law interpreting these or similar provisions or establishing whether the assets of one series may, under any circumstances, be charged with the unsatisfied liabilities allocated to another series. Accordingly, in the event that the liabilities of a series exceed the assets of that series, there is a possibility that the assets of the other series of Heartland could be subject to such excess liabilities. Each share of a series has identical dividend, liquidation and other rights.

Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Heartland may fill vacancies on the Board or appoint new directors; provided, however, that at all times at least two-thirds of the directors have been elected by shareholders. Moreover, pursuant to Heartland's Bylaws, any director may be removed by the affirmative vote of a majority of the outstanding shares of Heartland; and holders of 10% or more of the outstanding shares of Heartland can require that a special meeting of shareholders be called for the purpose of voting upon the question of removal of one or more directors.

Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new investment advisory agreement), separate votes by series are required. The same rules govern the separate or joint voting of classes of shares within a series.

PURCHASES AND SALES

Determination of Net Asset Value

Each Fund's shares are sold at the next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Securities and other assets for which market quotations are not readily available or deemed unreliable are valued at their fair value using methods determined in good faith in accordance with pricing policies and procedures adopted by Heartland's Board of Directors.

For other securities for which market quotations are not readily available, the Pricing Committee, designated by Heartland's Board of Directors, may also make a fair value determination pursuant to the Pricing Procedures if it reasonably determines that a significant event, which materially affects the value of a security, occurred after the time at which the market price for the security is determined, but prior to the time at which a Fund's net asset value is calculated. The Board reviews all of the pricing committee's fair value determinations. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

Debt Securities. Debt securities are valued at fair value as furnished by an independent pricing service approved by Heartland's Board of Directors that uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities with maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Because Heartland Advisors believes that there currently is no uniform methodology for valuing foreign debt, such securities must be valued pursuant to the fair value procedures adopted by Heartland's Board of Directors.

Illiquid and Thinly Traded Securities. The lack of a liquid secondary market for certain securities may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

Foreign Investments. In the event that (i) a foreign investment held by a Fund is traded in both a local and foreign form, (ii) each such form may be converted or exchanged for the other, and (iii) Heartland Advisors reasonably determines that the rights and privileges of holders of either form are comparable for valuation purposes, then Heartland Advisors may value the Fund's investment based on the form for which current market quotes are most readily available even if such form is not the form of investment held by the Fund. If Heartland Advisors has reason to believe that circumstances exist which could reasonably be expected to have a material impact on the valuation of one form over the other, such as limitations on the ability to convert or exchange between forms, limitations on foreign ownership of securities or currency regulations, Heartland Advisors shall value the particular investment based on market quotations or a fair value determination with respect to the same form as that held by the Fund.

Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. On any business day of a Fund on which the principal exchange on which a foreign security is traded is closed (for example, a local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through Nasdaq, respectively, then the last sales price from such source shall be used. If no sales price is available from such source, then the prior day's valuation of the security may be used.

Occasionally, events affecting the value of foreign investments between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith in accordance with pricing policies and procedures adopted by Heartland's Board of Directors.

Redemption-in-Kind

Each Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities or other Fund assets if Heartland Advisors determines that existing conditions make cash payments undesirable. If redemptions were made in kind, the redeeming shareholders may incur a gain or loss for tax purposes and transaction costs.

ADDITIONAL INCOME TAX CONSIDERATIONS

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes as a regular corporation to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net investment income and the net realized capital gains and losses of one series are not combined with those of another series in the same company.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code.

FINANCIAL STATEMENTS

The financial statements, related notes and related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Shareholders of the Funds as of December 31, 2007, and for the year then ended, are hereby incorporated by reference. Copies of the Funds' Annual Report may be obtained without charge by writing to Heartland, 789 North Water Street, Milwaukee, Wisconsin 53202, by calling 1-800-432-7856, or by visiting the Heartland website at www.heartlandfunds.com.

APPENDIX A

Statement of Policy Regarding Proxy Voting

Heartland Group, Inc.
Heartland Advisors, Inc.
(November 2007)

I. INTRODUCTION

The purpose of this Statement of Policy Regarding Proxy Voting (the “Statement”) is to set forth the policies and procedures that are followed to ensure proxies are voted in favor of the beneficial security interests that Heartland Advisors, Inc. (“HAI”) and Heartland Group, Inc. (“HGI”, and collectively with HAI, the “Fiduciaries”), respectively, represent. Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically and revised and interpreted as necessary to remain current both with respect to its general terms and with respect to specific corporate governance matters to be voted upon.

The beneficial security interests represented by the Fiduciaries and hereinafter collectively referred to as “Clients” of the Fiduciaries are:

•	As to HAI, the interests of its investment advisory clients for which it has accepted proxy voting discretion; and
•	As to HGI, the interests of the shareholders of its various mutual fund series.

The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by the Investment Policy Committee of HAI and the Board of Directors of HGI at the recommendation of their respective managing principals or officers. Although these policies and procedures are common to HAI and HGI, each shall act independently and solely in the best interests of the respective fiduciary interests they represent in the administration thereof.

This Statement does not apply to those situations where a Client of HAI has retained voting discretion. In those situations, HAI will cooperate with the Client to ensure proxies are voted as directed by the Client. In addition, HAI will also abide by specific voting guidelines on certain policy issues as requested by a particular Client on a case-by-case basis.

Appendix A-1

II. STATEMENT OF POLICY

In general, proxies shall be voted in a manner designed to maximize the value of the Clients’ investment. In evaluating a particular proxy proposal, the respective Fiduciary will take into consideration, among other things, the period of time over which the voting shares of the company are expected to be held, the size of the position, the costs involved in the proxy proposal, and the existing governance documents of the affected company, as well as its management and operations. Proxy proposals which change the existing status of a company shall be reviewed to evaluate the necessity of the change, and to determine the benefits to the company and its shareholders, but the Fiduciaries’ primary objective is to protect and enhance the economic interests of their respective Clients.

The proxy voting guidelines, attached as Exhibit A, provide a general framework for the manner in which the Fiduciaries’ will vote proxies. These guidelines are not “hard and fast” rules and do not address all matters that may be submitted by companies to a vote of their shareholders. Rather, the guidelines reflect the overall sentiment as to how proxies should be voted with respect to matters commonly submitted by companies for shareholder approval. The Fiduciaries may vote proxies that depart from such guidelines if, in their good faith judgment, doing so is in the best interests of their respective Clients and the value of the Clients’ investments. On matters not covered by the guidelines, the Fiduciaries will vote proxies in a manner believed in good faith to further the value of their Clients’ investments. As corporate governance standards, disclosure requirements and voting mechanics vary greatly among foreign markets in which the Clients may invest, there may be instances in which HAI elects not to vote.

Generally, it is the Fiduciaries’ policy to vote in accordance with management’s recommendations on most issues since the capability of management is one of the criteria used by HAI in selecting stocks, and in recognition of the fact that a board of directors is elected by a company’s shareholders and the management of a company will normally have more specific expertise and knowledge as to the company’s operations. However, when the Fiduciaries believe management is acting on its own behalf, instead of on behalf of the well-being of the company and its shareholders, or when the Fiduciaries believe that management is acting in a manner that is adverse to the rights of the company’s shareholders, the Fiduciaries believe it is their duty to represent the interests of their respective Clients and, as a result, will not vote with management.

III. VOTING PROCEDURES

All proxy proposals shall be voted on an individual basis. Subject to the oversight of its Investment Policy Committee, HAI will designate a proxy administrator responsible for voting proxies. The proxy administrator will monitor and review all proxies to ensure that voting is done in a timely manner. The proxy administrator will match each proxy to the securities to be voted, and will provide the relevant proxy materials to the HAI analyst for the particular company. In general, the HAI analyst for a company shall be responsible for analyzing a proxy proposal relating to that company and determining how votes should be cast by communicating his/her recommendation to the HAI proxy administrator.

Appendix A-2

In evaluating a proxy proposal, the HAI analyst shall be responsible for considering whether there is any business relationship between the Fiduciary and the company or other facts and circumstances that may give rise to a material conflict of interest on the part of the Fiduciary in connection with voting Client proxies. Instances that may give rise to a material conflict include:

(a)
The Fiduciary may manage a pension plan, administer an employee benefit plan for, or provide other services to a company whose management is soliciting proxies. Failure to vote in favor of management may harm the Fiduciary’s relationship with the company.

(b)
The Fiduciary, or an officer, director, employee or representative, may have a business or personal relationship with proponents of a proxy proposal such as participants in proxy contests, corporate directors or candidates for directorship. These relationships could influence the Fiduciary’s proxy voting.

(c)	An employee of the Fiduciary may have a spouse or other relative who serves as a director, executive, manager or employee of a company. This personal relationship may cause a conflict.

(d)	An inherent conflict also exists with any proposal requiring a proxy vote that influences the revenue received by the Fiduciary.

In general, if the HAI analyst determines that a material conflict of interest may exist, the proxy shall be referred to the HAI Investment Policy Committee who shall, based on the advice of legal counsel, determine whether the proxy may be voted by the Fiduciary or referred to the Client (or another fiduciary of the Client) for voting purposes.1

From time to time, HAI may also engage a third party service provider (who is independent of HAI and HGI), such as Glass, Lewis & Co., to perform research and make recommendations to HAI as to a particular shareholder vote being solicited. HAI is under no obligation to follow any such recommendation, but will take it under consideration when reviewing the proposal being solicited. Before engaging such third party service provider, HAI will take reasonable steps to verify that the service provider is independent of HAI and HGI based on all of the relevant facts and circumstances. In addition, before engaging such third party service provider, HAI must be satisfied that the service provider can make impartial proxy voting recommendations that are in the best interests of the Clients. If the third party service provider is in the business of providing corporate guidance advice to companies in addition to making proxy voting recommendations to investment advisers, HAI will implement procedures that require such firm to disclose any relevant facts concerning that firm’s relationship with a company whose voting securities are held by Clients, such as the amount of compensation that the firm receives from the company. Such procedures may also include a thorough review of the service provider’s conflict procedures, their adequacy and the effectiveness of their implementation and/or other means reasonably designed to ensure the integrity of the proxy voting process. HAI will then use that information to determine whether that firm can make proxy voting recommendations in an impartial manner and in the best interests of the Clients, or whether HAI needs to take other steps and seek other input on how to vote the proxies.

[1]
In the case of HGI, if the Investment Policy Committee determines that the proxy should not be voted by the officers of HGI, the proxy shall be submitted to the Audit Committee of HGI (or its designee) to determine how the proxy should be voted.

Appendix A-3

When possible, voting will be conducted electronically through the Glass Lewis & Co. electronic delivery platform (“Glass Lewis”). For each proposal with respect to which a vote is cast, a hard copy of the signed ballot and a print out of the accounts for which votes were cast shall be retained for six months following the calendar year in which the vote was cast. In addition, an electronic voting record shall be maintained by Glass Lewis that shall include the same information, as well as a brief statement of the voting issue and a statement as to how the Fiduciary voted. A hard copy and/or the electronic record shall be maintained for seven calendar years. The Fiduciaries shall also maintain any other books and records required by applicable law.

With regard to proxies voted on behalf of the Heartland Family of Mutual Funds, the Fiduciaries shall comply with the disclosure and filing requirements set forth in Investment Company Act Release IC-25922, including filing of Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940.

Upon request by a Client or the Board of Directors of HGI, HAI shall provide information concerning the voting of proxies on behalf of that Client or the Heartland Funds, respectively. Copies of this Statement of Policy also shall be made available upon request.

Appendix A-4

EXHIBIT A
Proxy Voting Guidelines
A. Board Items
Subject	Vote
Election of Directors
FOR nominees in an uncontested election, except that votes may be withheld from a director who:
•  Attended less than 75% of board and/or committee meetings without a valid business reason for the absences;
•  Serves on a committee when the committee’s actions are inconsistent with other guidelines (e.g. excessive option grants, substantial non-audit fees, or lack of board independence);
•  Receives compensation from the company for services other than serving as a director; or
•  Has other known positions that create a conflict of interest

Majority of Independent Directors	FOR proposals that require a majority of the board and/or board committees to be independent
Independent Chairperson (Separate Chairperson/CEO)	FOR proposals that require an independent member act as chairperson of the board
Independent Committees	FOR proposals that require all members of the Audit, Nominating and Compensation Committes to be independent
Board Size
•  FOR proposals that seek to fix or designate a range for the board size
•  AGAINST proposals that give management the ability to alter the board size outside a specified range without shareholder approval

Declassification of Board	FOR
Classification of Board	AGAINST
Removal of Directors	• AGAINST proposals that provide that directors may be removed only for cause • FOR proposals to restore shareholder ability to remove directors with or without cause
Filling Vacancies	• FOR proposals that permit shareholders to elect directors to fill board vacancies • AGAINST proposals that provide that only continuing directors may elect replacement board members
Term Limits	AGAINST shareholder proposals to limit the tenure of outside directors
Age Limits	AGAINST shareholder proposals to impose a mandatory retirement age for outside directors

B. Capital Structure and Voting Related Items
Subject	Vote
Poison Pills
•  FOR shareholder proposals that request a company submit a poison pill to shareholder vote
•  AGAINST management proposals to adopt or ratify a poison pill which limit a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors

Supermajority Voting	AGAINST proposals that require a supermajority shareholder vote
Cumulative Voting	AGAINST proposals that allow shareholders votes that are disproportionate to their economic investment in the company
Confidential Voting	FOR
Dual Class Stock	AGAINST proposals to create a new class of common stock with superior voting rights.
Common Stock Authorization	Reviewed on a case-by-case basis when a proposal seeks to increase the number of common stock shares authorized for issuance
Repurchase Programs	FOR proposals to institute share repurchase plans

Exhibit A-1

C. General/Administrative Items
Subject	Vote
Ratify Auditors
FOR, unless:
•  The auditor is performing non-audit work for which it receives fees that are deemed excessive in relation to the fees paid for audit work; or
•  The auditor otherwise has a significant professional or personal relationship with the company that compromises the audit firm’s independence

Social, Political and Environmental Issues
Review on a case-by-case basis; however, typically vote with management with regard to social, political or environmental concerns that may have an effect upon the economic success of the company, as management is in the best position to assess the impact on the company and the value of its securities

Adjourn Meeting	AGAINST, absent compelling reasons to support
Transact Other Business	AGAINST proposals to approve such other business that may be raised during a meeting
Right to Call Meetings	FOR proposals that permit shareholders to call special meetings of the board

D. Compensation Items
Subject	Vote
Stock Plans in Lieu of Cash	FOR plans that allow participants to take all or a portion of their cash compensation in the form of stock
Stock Ownership Requirements	FOR proposals that require senior executives to hold a minimum amount of common stock of the company
Stock Options and Incentive Compensation
•  FOR proposals that require stock acquired through an option exercise to be held for a certain period of time
•  AGAINST the re-pricing or replacement of stock options without shareholder approval
•  AGAINST proposals that provide for options priced at less than 100% of the fair market value of the underlying security on the date of the grant
•  AGAINST annual option grants in excess of 2% of shares outstanding
•  AGAINST option plans that provide for potential dilution of shares that exceed 10% of shares outstanding
•  AGAINST proposals that include automatic share replenishment (“evergreen”) features

Executive Severance Agreements (“Golden Parachutes”)	Reviewed on a case-by-case basis, but vote AGAINST proposals that provide for compensation exceeding three times annual compensation (salary and bonus)
Employee Stock Ownership Plans	FOR where the plan provides for a minimum stock purchase price that is equal or greater than 85% of the stock’s fair market value

Exhibit A-2